COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended June 30, 2006
TABLE OF CONTENTS

Press Release	1
Condensed Consolidated Statements of Income	5
Funds From Operations	6
Condensed Consolidated Balance Sheets	7
Key Ratios and Supplemental Information	8
Net Income and Funds From Operations — Supplemental Detail	9
Development Pipeline	23
Portfolio Listing	25
Same Property Information	28
Square Feet Expiring:
Office	29
Retail	30
Top 25 Largest Tenants	31
Inventory of Land Held for Investment or Future Development	32
Inventory of Residential Lots Under Development	34
Debt Outstanding	36
Reconciliation of CP Venture Value Creation	37
Reconciliations of Non-GAAP Financial Measures	38
Discussion of Non-GAAP Financial Measures	44
Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K filed on December 31, 2005. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

News Release
FOR IMMEDIATE RELEASE

CONTACT:

James A. Fleming	Patrick T. Hickey, Jr.
Executive Vice President and	Vice President
Chief Financial Officer	(770) 857-2503\
(770) 857-2416	pathickey@cousinsproperties.com
jimfleming@cousinsproperties.com
Web site address: www.cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
SECOND QUARTER AND SIX MONTHS ENDED JUNE 30, 2006
     ATLANTA (August 7, 2006) — Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the three and six months ended June 30, 2006. All per share amounts are reported on a diluted basis; basic per share data is included in the Consolidated Statements of Income accompanying this release.
     Funds from Operations to Common Stockholders (“FFO”) was $13.9 million, or $0.27 per share, for the second quarter of 2006, after a supplemental adjustment to exclude loss on extinguishment of debt. This compares to FFO of $17.6 million, or $0.34 per share, for the second quarter of 2005. FFO was $33.1 million, or $0.64 per share, for the six months ended June 30, 2006, after a supplemental adjustment to exclude loss on extinguishment of debt. This compares to FFO of $33.9 million, or $0.66 per share, for the six months ended June 30, 2005. Loss on extinguishment of debt was $2.8 million, or $0.05 per share, for the second quarter and six months ended June 30, 2006 and relates to the contribution of a property subject to a mortgage loan to a venture with a third party.
     Net Loss Available to Common Stockholders was $3.5 million, or $0.07 per share, for the second quarter of 2006 compared with Net Income Available to Common Stockholders (“Net Income Available”) of $6.5 million, or $0.13 per share, for the second quarter of 2005. Net Income Available was $4.9 million, or $0.09 per share, for the six months ended June 30, 2006 compared with $12.0 million, or $0.23 per share, for the six months ended June 30, 2005. In addition to the loss on extinguishment of debt, Net Income Available for the second quarter and six months ended June 30, 2006 includes a $3.5 million ($0.07 per share) non-cash charge to depreciation and amortization expense related to the termination of a lease at one of the Company’s retail properties.
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2500 Windy Ridge Parkway • Suite 1600 • Atlanta, Georgia 30339-5683 • 770/955-2200 • FAX 770/857-2360

CUZ Reports Second Quarter Results

August 7, 2006
          Second quarter highlights of the Company included the following:
•	Formed a venture with The Prudential Real Estate Company of America for the ownership, development, investment, management and leasing of certain commercial real estate projects, including five of the Company’s existing retail properties. This transaction is expected to provide up to $321 million in capital in 2006 and 2007 for future investment.

•	Closed 90 of the 94 units at 905 Juniper project and recognized $2.8 million in pre-tax profits for the quarter, resulting in a total pre-tax profit for the project to date of $8.3 million.

•	Executed a lease expansion with CB Richard Ellis, Inc. and new leases with Cumulus Media Inc., Wilmington Trust Corp. and Riverside Advisors at Terminus 100.

•	Commenced construction of the first building, a 459,000 square foot cross-dock industrial building, at Jefferson Mill Business Park, in Jackson County, Georgia.

•	Commenced construction of the 379,000 square foot second phase of the initial industrial building at King Mill Distribution Park.

Other developments subsequent to quarter-end:

•	Executed contracts to sell Bank of America Plaza and Frost Bank Tower. Due diligence is now underway on these sales and they are expected to close in the third quarter of 2006. Assuming these sales do close, and subject to final accounting, the Company’s share of the aggregate GAAP gains, tax gains and Value Creation are expected to be $175 million, $193 million and $120 million, respectively.

•	Executed a contract to acquire One Ninety One Peachtree Tower, a 1.2 million square foot Class A office building in downtown Atlanta.

•	Through a joint venture with Faison Enterprises, Inc., acquired approximately 100 acres of land in Murfreesboro, Tennessee, and began construction of The Avenue Murfreesboro, an 805,000 square foot lifestyle center.

•	Through a joint venture with Seefried Properties, Inc., purchased 64 acres of land in Dallas, Texas for the first two buildings in an industrial project of up to 1.7 million square feet.

•	Purchased a 103,000 square foot office project located on 9.5 acres in Sandy Springs, Georgia for investment and a potential future redevelopment.

•	Acquired approximately 1,750 acres in Coweta County, Georgia for the development of a residential community that will include private hunting, equestrian, fishing, swim and tennis facilities in a controlled access community.
          At June 30, 2006, the Company’s portfolio of operational office buildings was 86% leased, consistent with the percentage at March 31, 2006, and its portfolio of operational retail centers was 93% leased compared with 95% at March 31, 2006.
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CUZ Reports Second Quarter Results

August 7, 2006
          At June 30, 2006, the Company and its joint ventures had six retail, office and industrial projects under development totaling 3.1 million Company-owned square feet, and one condominium project under development containing a total of 529 units. The Company estimates the total cost of these projects will be $643.8 million and expects completion of these projects throughout the next three years. In addition, the Company had 24 residential communities under development directly or through investments in unconsolidated entities in which approximately 11,600 lots remain to be developed and/or sold.
          “This is a tremendous time for Cousins and our shareholders. We are filling our pipeline at an unprecedented pace with outstanding projects in every division,” said Tom Bell, president and CEO of Cousins. “The first seven months of 2006 have been very exciting. We have reached agreement to acquire one of the finest office buildings in the South for a very attractive price and agreed to sell one of the finest for a record price. We have moved our industrial division into a new market and started construction on Cousins’ largest Avenue project to date.”
          “The fact that our office building contracts set pricing records for Georgia and Texas, is once again a demonstration of our ability to create value throughout the development and ownership process. Despite the inconsistent — but expected — short-term financial results related to these sales, long-term shareholders of Cousins know value creation is the truest measure of their company’s performance,” Bell added. “I am confident our dedicated team will execute at the same high level during the second half of 2006.”
          The Consolidated Statements of Income, Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income Available to FFO, are attached to this press release. More detailed information on Net Income Available and FFO results is included in the “Net Income and Funds From Operations-Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Quarterly Disclosures” and “SEC Filings” links on the Investor Relations page of the Company’s Web site at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (770) 857-2503.
          The Company will conduct a conference call at 3:00 p.m. (Eastern time) on Tuesday, August 8, 2006, to discuss the results of the quarter ended June 30, 2006. The number to call for this interactive teleconference is (913) 981-5520. A replay of the conference call will be available for 14 days by dialing (719) 457-0820 and entering the pass code 1834689. The Company will also provide an online Web simulcast and rebroadcast of its second quarter 2006 earnings release conference call. The live broadcast will be available through the “Q2 2006 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page of the Company’s Web site, as well as at www.streetevents.com and www.earnings.com. The rebroadcast will be available on the Investor Relations page of the Company’s Web site for 14 days.
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CUZ Reports Second Quarter Results

August 7, 2006
          Cousins Properties Incorporated, headquartered in Atlanta, has extensive experience in the real estate industry including the development, acquisition, financing, management and leasing of properties. The property types that Cousins actively invests in include office, multi-family, retail, industrial and land development projects. The Company’s portfolio consists of interests in 7.4 million square feet of office space, 3.8 million square feet of retail space, 1.3 million square feet of industrial space, over 9,000 acres of strategically located land tracts for sale or future development, and significant land holdings for development of single-family residential communities. The Company also provides leasing and management services to third-party investors; its client-services portfolio comprises 13.1 million square feet of office and retail space. The Company is a fully integrated equity real estate investment trust (REIT) that has been public since 1962 and trades on the New York Stock Exchange under the symbol “CUZ.” For more information on the Company, please visit its Web site at www.cousinsproperties.com.
Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.
The estimated value creation of $120 million for Frost Bank Tower and the Company’s share of Bank of America Plaza is calculated as estimated GAAP gain of $175 million less accumulated depreciation of $59 million, plus the effect of straight-lined rents receivable and ground lease payables of $4 million. “Value Creation” is defined as the value or sales price of a property less any applicable closing costs and less the GAAP cost of the property before deducting accumulated depreciation and excluding any straight-line rent receivable, all as of the measurement date. Where the ownership entity is a venture, the Company’s share of these items is used in these calculations. Value Creation is useful in determining the economic gain or loss inherent in a property. For example, to the extent that GAAP depreciation is recorded against an asset when the asset has in fact appreciated, it is helpful to eliminate this portion of the GAAP gain in order to reflect the true economic gain. As such, Value Creation is useful to investors as a measure of a company’s ability to create value by developing or acquiring an investment which has a fair market value in excess of the cost incurred by the company to create the investment. Company management considers Value Creation a key objective and core competency of the Company and uses this as an additional measure in assessing performance of the Company and its officers and employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
REVENUES:
Rental property revenues	$30,604	$24,580	$61,769	$48,436
Fee income	4,185	3,969	8,922	7,821
Multi-family residential unit sales	15,136	—	21,715	—
Residential lot and outparcel sales	3,128	4,449	7,634	6,060
Interest and other	55	414	17	719

	53,108	33,412	100,057	63,036

COSTS AND EXPENSES:
Rental property operating expenses	11,746	9,723	22,774	18,835
General and administrative expenses	9,906	8,217	19,837	16,893
Depreciation and amortization	13,689	9,523	24,512	18,895
Multi-family residential unit cost of sales	12,377	—	17,735	—
Residential lot and outparcel cost of sales	2,297	3,023	5,501	4,142
Interest expense	4,879	2,103	8,493	4,884
Loss on extinguishment of debt	2,764	—	2,764	—
Other	482	386	935	428

	58,140	32,975	102,551	64,077

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES AND INCOME FROM UNCONSOLIDATED JOINT VENTURES	(5,032)	437	(2,494)	(1,041)

PROVISION FOR INCOME TAXES FROM OPERATIONS	(1,926)	(1,057)	(4,296)	(1,926)

MINORITY INTEREST IN INCOME OF CONSOLIDATED SUBSIDIARIES	(1,313)	(397)	(2,391)	(789)

INCOME FROM UNCONSOLIDATED JOINT VENTURES	8,404	5,608	20,527	10,783

INCOME FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	133	4,591	11,346	7,027

GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	60	5,578	866	12,405

INCOME FROM CONTINUING OPERATIONS	193	10,169	12,212	19,432

DISCONTINUED OPERATIONS, NET OF APPLICABLE INCOME TAX PROVISION:
Income from discontinued operations	—	109	—	147
Gain on sale of investment properties	136	—	326	37

	136	109	326	184

NET INCOME	329	10,278	12,538	19,616

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,813)	(3,812)	(7,625)	(7,625)

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$(3,484)	$6,466	$4,913	$11,991

PER SHARE INFORMATION — BASIC:
Income (loss) from continuing operations	$(0.07)	$0.13	$0.09	$0.24
Income from discontinued operations	0.00	0.00	0.01	0.00

Net income (loss) available to common stockholders	$(0.07)	$0.13	$0.10	$0.24

PER SHARE INFORMATION — DILUTED:
Income (loss) from continuing operations	$(0.07)	$0.13	$0.09	$0.23
Income from discontinued operations	0.00	0.00	0.00	0.00

Net income (loss) available to common stockholders	$(0.07)	$0.13	$0.09	$0.23

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.37	$0.37	$0.74	$0.74

WEIGHTED AVERAGE SHARES — BASIC	50,385	49,924	50,377	49,856

WEIGHTED AVERAGE SHARES — DILUTED	52,385	51,586	52,377	51,591

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Net Income (Loss) Available to Common Stockholders	$(3,483)	$6,466	$4,912	$11,991
Depreciation and amortization:
Consolidated properties	13,689	9,523	24,512	18,895
Discontinued properties	—	31	—	68
Share of unconsolidated joint ventures	2,016	2,285	4,078	4,828
Depreciation of furniture, fixtures and equipment and amortization of specifically identifiable intangible assets:
Consolidated properties	(868)	(686)	(1,689)	(1,364)
Share of unconsolidated joint ventures	(4)	(4)	(8)	(70)
Gain on sale of investment properties, net of applicable income tax provision:
Consolidated	(61)	(5,578)	(866)	(12,405)
Discontinued properties	(135)	—	(326)	(37)
Share of unconsolidated joint ventures	(1)	36	(1,054)	(312)
Gain (loss) on sale of undepreciated investment properties	(5)	5,512	735	12,278

Funds From Operations Available to Common Stockholders, as defined	$11,148	$17,585	$30,294	$33,872

Loss on extinguishment of debt	2,764	—	2,764	—

Funds From Operations Available to Common Stockholders, Excluding Loss on Extinguishment of Debt	$13,912	$17,585	$33,058	$33,872

Per Common Share — Basic:
Net Income (Loss) Available	$(.07)	$.13	$.10	$.24

Funds From Operations	$.22	$.35	$.60	$.68

Funds From Operations, Excluding Loss on Extinguishment of Debt	$.28	$.35	$.66	$.68

Weighted Average Shares-Basic	50,385	49,924	50,377	49,856

Per Common Share — Diluted:
Net Income (Loss) Available	$(.07)	$.13	$.09	$.23

Funds From Operations	$.21	$.34	$.58	$.66

Funds From Operations, Excluding Loss on Extinguishment of Debt	$.27	$.34	$.64	$.66

Weighted Average Shares-Diluted	52,031	51,586	52,019	51,591

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income (Loss) Available to Common Stockholders (“Net Income Available”) for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. The Company presented Funds From Operations Available to Common Stockholders, Excluding Loss on Extinguishment of Debt to exclude the effect of the loss incurred on debt transferred to a venture during the second quarter of 2006. The Company views the mark-to-market debt loss as a component of the transaction and therefore should be excluded from the FFO calculation.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except share and per share amounts)

	June 30,	December 31,
	2006	2005
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $133,913 in 2006 and $158,700 in 2005	$424,818	$572,466
Land held for investment or future development	96,643	62,059
Projects under development	315,775	241,711
Residential lots under development	8,477	11,577

Total properties	845,713	887,813

CASH AND CASH EQUIVALENTS	16,116	9,336
RESTRICTED CASH	2,358	3,806
RECEIVABLE DUE FROM VENTURE PARTNER	133,375	—
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts of $1,244 and $781 in 2006 and 2005, respectively	28,917	40,014
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	234,644	217,232
OTHER ASSETS, including goodwill of $8,326 in 2006 and $8,324 in 2005	39,866	30,073

TOTAL ASSETS	$1,300,989	$1,188,274

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$404,612	$467,516
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	74,300	55,791
DEFERRED GAIN	154,580	5,951
DEPOSITS AND DEFERRED INCOME	2,394	2,551

TOTAL LIABILITIES	635,886	531,809

MINORITY INTERESTS	58,175	24,185

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
Common stock, $1 par value, 150,000,000 shares authorized, 53,564,472 and 53,357,151 shares issued in 2006 and 2005, respectively	53,564	53,357
Additional paid-in capital	320,329	321,747
Treasury stock at cost, 2,691,582 shares	(64,894)	(64,894)
Unearned compensation	—	(8,495)
Cumulative undistributed net income	97,929	130,565

TOTAL STOCKHOLDERS’ INVESTMENT	606,928	632,280

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,300,989	$1,188,274

See notes to condensed consolidated financial statements.

COUSINS PROPERTIES INCORPORATED
KEY RATIOS AND SUPPLEMENTAL INFORMATION
(in thousands, except per share amounts, percentages and ratios)

			2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 YTD
		NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	47,872	238,803	399,742	5,525	6,466	9,923	12,577	34,491	8,395	(3,483)	4,912

		FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”), EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT (4)	116,867	124,965	109,483	16,287	17,585	17,039	22,835	73,746	19,146	13,912	33,058

		BASIC WEIGHTED AVERAGE COMMON SHARES	49,252	48,313	49,005	49,788	49,924	50,079	50,160	49,989	50,289	50,385	50,377
		DILUTED WEIGHTED AVERAGE COMMON SHARES	49,937	49,415	51,016	51,653	51,586	52,013	51,825	51,747	52,002	52,031	52,019

		NET INCOME (LOSS) PER COMMON SHARE — BASIC	0.97	4.94	8.16	0.11	0.13	0.20	0.25	0.69	0.17	(0.07)	0.10
		NET INCOME (LOSS) PER COMMON SHARE — DILUTED	0.96	4.83	7.84	0.11	0.13	0.19	0.24	0.67	0.16	(0.07)	0.09

		FFO PER COMMON SHARE — BASIC	2.37	2.59	2.23	0.33	0.35	0.34	0.46	1.48	0.38	0.28	0.66
		FFO PER COMMON SHARE — DILUTED	2.34	2.53	2.15	0.32	0.34	0.33	0.44	1.43	0.37	0.27	0.64

(H	)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	12,988	14,507	19,258	2,207	1,321	2,564	3,347	9,439	3,158	5,120	8,278

		REGULAR COMMON DIVIDENDS	73,345	71,694	72,869	18,611	18,621	18,689	18,728	74,649	18,760	18,878	37,638
		SPECIAL COMMON DIVIDEND	—	100,544	356,493	—	—	—	—	—	—		—
		REGULAR COMMON DIVIDENDS PER SHARE	1.48	1.48	1.48	0.37	0.37	0.37	0.37	1.48	0.37	0.37	0.74
		SPECIAL COMMON DIVIDEND PER SHARE	—	2.07	7.15	—	—	—	—	—	—		—

		COMMON STOCK PRICE AT PERIOD END	24.70	30.60	30.27	25.87	29.58	30.22	28.30	28.30	33.43	30.93	30.93
		NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	48,386	48,835	50,092	50,324	50,460	50,550	50,665	50,665	50,732	50,873	50,873

		PREFERRED STOCK — SERIES A — PRICE AT PERIOD END	—	27.25	26.15	25.25	25.70	26.00	25.75	25.75	25.54	24.96	24.96
		NUMBER OF PREFERRED SHARES — SERIES A — OUTSTANDING AT PERIOD END	—	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000

		PREFERRED STOCK — SERIES B — PRICE AT PERIOD END	—	—	25.00	25.00	25.45	25.60	25.40	25.40	25.38	25.00	25.00
		NUMBER OF PREFERRED SHARES — SERIES B — OUTSTANDING AT PERIOD END	—	—	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000

		COMMON EQUITY MARKET CAPITALIZATION	1,195,134	1,494,351	1,516,285	1,301,882	1,492,607	1,527,621	1,433,820	1,433,820	1,695,971	1,573,502	1,573,502
		PREFERRED EQUITY MARKET CAPITALIZATION	—	109,000	204,600	201,000	204,600	206,400	204,600	204,600	203,680	199,840	199,840
(A	)	ADJUSTED DEBT (1)	844,880	697,050	350,346	360,214	399,272	411,758	514,560	514,560	597,460	470,662	470,662

		TOTAL MARKET CAPITALIZATION	2,040,014	2,300,401	2,071,231	1,863,096	2,096,479	2,145,779	2,152,980	2,152,980	2,497,111	2,244,004	2,244,004

		ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	41%	30%	17%	19%	19%	19%	24%	24%	24%	21%	21%

(A	)	RECOURSE DEBT (1)	160,443	20,697	50,238	60,911	100,251	113,351	196,824	196,824	279,577	174,652	174,652
		RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	8%	1%	2%	3%	5%	5%	9%	9%	11%	8%	8%

		COMMON EQUITY MARKET CAPITALIZATION	1,195,134	1,494,351	1,516,285	1,301,882	1,492,607	1,527,621	1,433,820	1,433,820	1,695,971	1,573,502	1,573,502
		PREFERRED EQUITY MARKET CAPITALIZATION	—	109,000	204,600	201,000	204,600	206,400	204,600	204,600	203,680	199,840	199,840

(A	)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	935,646	783,638	438,050	447,791	491,568	511,988	615,645	615,645	698,263	574,844	574,844

		TOTAL MARKET CAPITALIZATION	2,130,780	2,386,989	2,158,935	1,950,673	2,188,775	2,246,009	2,254,065	2,254,065	2,597,914	2,348,186	2,348,186

		TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	44%	33%	20%	23%	22%	23%	27%	27%	27%	24%	24%

(B	)	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S) (1)	50,631	45,774	31,656	3,489	2,808	2,378	3,233	11,908	4,447	5,581	10,028
		FFO BEFORE INTEREST	167,498	170,739	141,139	19,776	20,393	19,417	26,068	85,654	23,593	19,493	43,086
		INTEREST EXPENSE COVERAGE RATIO	3.31	3.73	4.46	5.67	7.26	8.17	8.06	7.19	5.31	3.49	4.30

(C	)	FIXED CHARGES (excluding preferred dividends)(1)	65,254	59,580	43,854	5,227	4,365	4,150	6,763	20,505	7,443	8,130	15,573
		FFO PLUS FIXED CHARGES (excluding preferred dividends)	168,349	171,338	131,854	19,932	20,577	19,587	26,241	86,337	23,772	19,671	43,443
		FIXED CHARGE COVERAGE RATIO (excluding preferred dividends)	2.58	2.88	3.22	3.81	4.71	4.72	3.88	4.21	3.19	2.42	2.79

(C	)	FIXED CHARGES (including preferred dividends)(1)	65,254	62,938	51,896	9,040	8,177	7,962	10,576	35,755	11,256	11,942	23,198
		FFO PLUS FIXED CHARGES (including preferred dividends)	168,349	174,696	139,896	23,745	24,389	23,399	30,054	101,587	27,585	23,483	51,068
		FIXED CHARGE COVERAGE RATIO (including preferred dividends)	2.58	2.78	2.87	2.63	2.98	2.94	2.84	2.84	2.45	1.97	2.20

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 YTD
		CONSOLIDATED ENTITY FFO AND NET INCOME:
(D	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
		OPERATING EXPENSES (1):
		OFFICE:
		3100 WINDY HILL RD	2,693	2,988	2,974	734	734	737	739	2,944	722	733	1,455
		3301 WINDY RIDGE PARKWAY	1,517	1,555	1,659	404	423	440	426	1,693	247	26	273
		100 NORTH POINT CENTER EAST	0	73	1,010	277	234	237	272	1,020	221	276	497
		200 NORTH POINT CENTER EAST	0	23	417	48	36	164	115	363	233	192	425
		333 NORTH POINT CENTER EAST	2,397	1,398	1,036	321	403	352	319	1,395	321	269	590
		555 NORTH POINT CENTER EAST	2,359	1,541	945	346	377	400	383	1,506	401	458	859
		615 PEACHTREE STREET	1,985	1,919	1,395	273	254	212	18	757	20	74	94
		LAKESHORE PARK PLAZA	1,113	1,231	1,459	426	224	40	32	722	200	209	409
		INFORUM	13,444	13,843	12,808	2,836	2,726	2,879	2,935	11,376	2,936	2,887	5,823
		600 UNIVERSITY PARK PLACE	1,757	1,871	1,797	431	417	421	432	1,701	355	250	605
		THE POINTS AT WATERVIEW	1,040	1,778	1,949	533	432	454	453	1,872	584	530	1,114
		ONE GEORGIA CENTER	3,381	2,913	1,369	(308)	(261)	(414)	(378)	(1,361)	35	(9)	26
		FROST BANK TOWER	0	0	3,486	1,311	1,152	1,206	1,454	5,123	1,578	1,527	3,105
		GALLERIA 75	0	0	899	206	274	272	284	1,036	281	240	521
		505 & 511 PEACHTREE STREET	0	0	38	76	60	64	70	270	66	66	132
		ATHEROGENICS	1,134	1,181	1,222	308	311	311	311	1,241	313	316	629
		INHIBITEX	0	0	0	0	189	246	231	666	228	229	457
		MERIDIAN MARK PLAZA	4,073	4,153	4,224	1,080	1,164	1,114	1,129	4,487	1,128	1,147	2,275

		SUBTOTAL	36,893	36,467	38,687	9,302	9,149	9,135	9,225	36,811	9,869	9,420	19,289

		RETAIL:
		GA 400 LAND LEASES	1,298	1,392	1,463	361	352	351	368	1,432	394	374	768
		THE AVENUE EAST COBB	5,327	5,424	5,635	1,416	1,381	1,398	1,520	5,715	1,502	1,580	3,082
		THE AVENUE OF THE PENINSULA	4,284	3,722	3,997	1,078	1,092	898	1,077	4,145	1,233	1,118	2,351
		THE AVENUE PEACHTREE CITY	3,160	3,029	3,430	963	872	843	995	3,673	933	885	1,818
		THE AVENUE WEST COBB	0	655	3,925	1,095	1,073	1,108	1,085	4,361	1,148	1,072	2,220
		AVENUE VIERA	0	0	189	421	610	804	891	2,726	713	1,047	1,760
		VIERA MARKET CENTER	0	0	0	0	0	0	148	148	152	121	273
		THE AVENUE CARRIAGE CROSSING	0	0	0	0	0	0	743	743	1,212	1,413	2,625
		SAN JOSE MARKETCENTER	0	0	0	0	0	0	0	0	220	1,006	1,226

		SUBTOTAL	14,069	14,222	18,639	5,334	5,380	5,402	6,827	22,943	7,507	8,616	16,123

		OTHER RENTAL OPERATIONS:
		OTHER	0	0	(1)	0	0	(6)	0	(6)	40	16	56

		SUBTOTAL	0	0	(1)	0	0	(6)	0	(6)	40	16	56

		PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS
		RENTAL REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		101 INDEPENDENCE CENTER	8,866	9,085	5,294	2	0	0	0	2	0	0	0
		333 JOHN CARLYLE	3,535	3,952	1,316	0	0	0	0	0	0	0	0
		1900 DUKE STREET	2,698	2,932	1,129	0	0	0	0	0	0	0	0
		COLONIAL PLAZA MARKETCENTER	0	0	0	0	0	0	0	0	0	0	0
		COLUMBUS BAZAAR	0	0	(124)	0	0	0	0	0	0	0	0

		TOTAL PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	15,099	15,969	7,615	2	0	0	0	2	0	0	0

		TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	66,061	66,658	64,940	14,638	14,529	14,531	16,052	59,750	17,416	18,052	35,468

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005YTD	2006 1st	2006 2nd	2006 YTD
(E)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
	NORTHSIDE/ALPHARETTA I	1,819	1,606	1,339	(4)	(5)	0	(3)	(12)	0	0	0
	NORTHSIDE/ALPHARETTA II	2,255	2,160	1,992	(6)	(16)	44	17	39	0	0	0
	101 SECOND STREET	14,557	10,632	6,770	7	53	5	1	66	0	0	0
	55 SECOND STREET	12,724	27,073	5,067	2	9	160	2	173	0	0	0
	AT&T WIRELESS SERVICES HEADQUARTERS	5,718	2,828	0	0	0	0	0	0	0	0	0
	CERRITOS CORPORATE CENTER-PHASE II	2,322	1,128	0	0	0	0	0	0	0	0	0
	PRESIDENTIAL MARKETCENTER	3,731	2,396	0	0	0	0	0	0	0	0	0
	MIRA MESA MARKETCENTER	5,956	2,298	0	69	0	0	(13)	56	0	0	0
	PERIMETER EXPO	3,178	2,404	0	0	0	0	(5)	(5)	0	0	0
	SALEM ROAD STATION	505	0	0	0	0	0	0	0	0	0	0
	THE SHOPS OF LAKE TUSCALOOSA	0	18	570	0	0	0	5	5	0	0	0
	HANOVER SQUARE SOUTH	0	0	0	(10)	140	268	(2)	396	0	0	0
	OTHER	94	98	22	0	0	0	0	0	0	0	0

	TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	52,859	52,641	15,760	58	181	477	2	718	0	0	0

	RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO:

(G)	OUTPARCEL SALES NET OF COST OF SALES — WHOLLY OWNED (1)	195	120	471	0	0	1,381	(14)	1,367	0	62	62

(G)	TRACT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	2,143	7,270	29,627	6,766	5,512	732	2,473	15,483	740	(5)	735
(G)	TRACT SALES NET OF COST OF SALES — JOINT VENTURES (1)	671	472	2,198	82	(1)	1,517	1,792	3,390	4,164	294	4,458

	TOTAL TRACT & OUTPARCEL SALES NET OF COS	2,814	7,742	31,825	6,848	5,511	2,249	4,265	18,873	4,904	289	5,193

(G)	LOT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	1,622	2,803	4,222	492	1,426	1,215	1,029	4,162	1,302	769	2,071
(G)	LOT SALES NET OF COST OF SALES — JOINT VENTURES (1)	1,281	3,428	6,993	1,979	1,859	3,357	3,284	10,479	2,089	2,074	4,163

	TOTAL LOT SALES NET OF COS	2,903	6,231	11,215	2,471	3,285	4,572	4,313	14,641	3,391	2,843	6,234

(G)	INTEREST — JOINT VENTURE (1)	0	0	(135)	(38)	(39)	(38)	(37)	(152)	(175)	(37)	(212)
(G)	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(62)	0	0	0	(62)	0	0	0
(G)	OTHER — JOINT VENTURE (1)	(3)	(156)	(226)	(212)	(23)	(145)	(148)	(528)	(176)	5	(171)

	TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO	5,909	13,937	43,150	9,007	8,734	8,019	8,379	34,139	7,944	3,162	11,106

	MULTI-FAMILY FFO:

(J)	MULTI-FAMILY SALES NET OF COST OF SALES — CONSOLIDATED (1)	0	0	0	0	0	712	1,116	1,828	1,221	2,759	3,980
(J)	MULTI-FAMILY SALES NET OF COST OF SALES — JOINT VENTURES (1)	0	0	0	0	514	0	6,668	7,182	1,797	2,629	4,426

	TOTAL MULTI-FAMILY FFO	0	0	0	0	514	712	7,784	9,010	3,018	5,388	8,406

	DEVELOPMENT INCOME	4,625	2,870	3,310	497	684	623	1,252	3,056	1,752	825	2,577

	MANAGEMENT FEES	9,313	8,519	8,704	2,307	2,287	2,141	2,207	8,942	2,098	1,972	4,070

	LEASING & OTHER FEES	4,297	6,991	4,463	1,048	998	2,037	4,001	8,084	887	1,388	2,275

	TERMINATION FEES	616	2,057	2,348	106	328	143	270	847	2,721	806	3,527

	INTEREST INCOME & OTHER	4,393	3,940	2,528	305	414	740	427	1,886	(38)	55	17

	GENERAL & ADMINISTRATIVE EXPENSES	(27,699)	(29,606)	(33,702)	(8,676)	(8,217)	(8,943)	(14,867)	(40,703)	(9,932)	(9,906)	(19,838)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 YTD
	INTEREST EXPENSE CONSOLIDATED:
	CREDIT FACILITY — FLOATING @ LIBOR + .90% to 1.50%	0	0	(764)	(452)	(751)	(1,030)	(1,746)	(3,979)	(2,103)	0	(2,103)
	CREDIT FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	0	0	0	0	0	0	0	(781)	(3,494)	(4,275)
	TERMINUS CONSTRUCTION FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	0	0	0	0	0	0	0	(118)	(664)	(782)
	BANK OF AMERICA PLAZA FINANCING - 6.9575%	(8,974)	(10,718)	(10,406)	(2,532)	(2,548)	(2,564)	(2,553)	(10,197)	(2,485)	(2,501)	(4,986)
	THE AVENUE EAST COBB DEBT - 8.39%	(3,250)	(3,220)	(3,188)	(792)	(789)	(787)	(785)	(3,153)	(782)	(764)	(1,546)
	333 & 555 NORTH POINT CENTER DEBT - 7%	(2,282)	(2,246)	(2,207)	(545)	(543)	(540)	(537)	(2,165)	(534)	(532)	(1,066)
	MERIDIAN MARK PLAZA DEBT - 8.27%	(2,097)	(2,074)	(2,048)	(507)	(506)	(505)	(503)	(2,021)	(501)	(498)	(999)
	NOTE PAYABLE, UNSECURED - 8.04%	0	(598)	(1,882)	(458)	(452)	(238)	0	(1,148)	0	0	0
	600 UNIVERSITY PARK DEBT - 7.38%	(1,042)	(1,032)	(1,020)	(254)	(253)	(251)	(251)	(1,009)	(250)	(249)	(499)
	100 NORTH POINT CENTER EAST DEBT - 7.86%	0	(79)	(932)	(230)	(232)	(235)	(235)	(932)	(230)	(232)	(462)
	200 NORTH POINT CENTER EAST DEBT - 7.86%	0	(70)	(826)	(204)	(206)	(208)	(208)	(826)	(204)	(206)	(410)
	LAKESHORE PARK PLAZA DEBT - 6.78%	(696)	(682)	(666)	(164)	(163)	(161)	(160)	(648)	(160)	(158)	(318)
	905 JUNIPER DEBT	0	0	0	0	0	0	(155)	(155)	(194)	(157)	(351)
	KING MILL DEBT	0	0	0	0	0	0	(34)	(34)	(44)	(52)	(96)
	WATERVIEW DEBT - 5.66%	0	0	0	0	0	0	(11)	(11)	(265)	(264)	(529)
	CREDIT FACILITY — FLOATING @ LIBOR + 1.05% to 1.70%	(4,738)	(3,320)	(1,331)	0	0	0	0	0	0	0	0
	PERIMETER EXPO DEBT - 8.04%	(1,637)	(1,087)	0	0	0	0	0	0	0	0	0
	BANK OF AMERICA PLAZA FINANCING - 6.677%	(868)	0	0	0	0	0	0	0	0	0	0
	101 INDEPENDENCE CENTER DEBT - 8.22%	(3,755)	(3,673)	(2,073)	0	0	0	0	0	0	0	0
	1900 DUKE STREET & 333 JOHN CARLYLE DEBT - 7%	(3,456)	(3,419)	(1,289)	0	0	0	0	0	0	0	0
	OTHER	(180)	(41)	(19)	(3)	2	(5)	(3)	(9)	(3)	(3)	(6)
	CAPITALIZED	5,934	9,683	14,028	3,360	4,338	4,849	4,646	17,193	5,041	4,894	9,935

	TOTAL INTEREST EXPENSE CONSOLIDATED	(27,041)	(22,576)	(14,623)	(2,781)	(2,103)	(1,675)	(2,535)	(9,094)	(3,613)	(4,880)	(8,493)

	OTHER EXPENSES — CONTINUING OPERATIONS:
	PROPERTY TAXES	(675)	(768)	(664)	(119)	(160)	(136)	(339)	(754)	(189)	(170)	(359)
	MINORITY INTEREST EXPENSE	(1,589)	(1,613)	(1,417)	(392)	(397)	(560)	(1,688)	(3,037)	(1,078)	(1,313)	(2,391)
	PREDEVELOPMENT & OTHER	(1,558)	(1,677)	(1,284)	77	(226)	(130)	(289)	(568)	(265)	(311)	(576)

	TOTAL OTHER EXPENSES	(3,822)	(4,058)	(3,365)	(434)	(783)	(826)	(2,316)	(4,359)	(1,532)	(1,794)	(3,326)

(E)	OTHER EXPENSES — DISCONTINUED OPERATIONS:
	INTEREST EXPENSE	(10,382)	(9,459)	(5,870)	0	0	0	0	0	0	0	0
	MINORITY INTEREST EXPENSE	(1,710)	(624)	0	0	0	0	0	0	0	0	0

	TOTAL OTHER EXPENSES — DISCONTINUED OPERATIONS	(12,092)	(10,083)	(5,870)	0	0	0	0	0	0	0	0

	INCOME TAX (PROVISION)/BENEFIT:
	CONTINUING OPERATIONS	(1,526)	(2,596)	(2,744)	(869)	(1,057)	(2,021)	(3,809)	(7,756)	(2,370)	(1,926)	(4,296)
(E)	DISCONTINUED OPERATIONS (1)	(139)	0	0	17	(41)	(102)	0	(126)	0	0	0

	TOTAL INCOME TAX (PROVISION)/BENEFIT	(1,665)	(2,596)	(2,744)	(852)	(1,098)	(2,123)	(3,809)	(7,882)	(2,370)	(1,926)	(4,296)

	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS (1):
(I)	CONSOLIDATED	(2,148)	(2,511)	(2,652)	(678)	(686)	(730)	(857)	(2,951)	(821)	(868)	(1,689)

	TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,148)	(2,511)	(2,652)	(678)	(686)	(730)	(857)	(2,951)	(821)	(868)	(1,689)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 YTD
(F	)	JOINT VENTURE FFO (EXCLUDING TEMCO, CL REALTY, 905 JUNIPER, 50 BISCAYNE, HANDY ROAD & VERDE) (1):
		WILDWOOD ASSOCIATES	10,870	10,051	4,897	(18)	(69)	12	(9)	(84)	(24)	(17)	(41)
		WILDWOOD ASSOCIATES — IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(551)	0	0	0	0	0	0	0	0	0
		CP VENTURE TWO LLC	2,274	2,080	2,070	442	463	407	410	1,722	423	458	881
		CP VENTURE TWO LLC — IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(985)	(209)	0	0	0	0	0	0	0	0
		CP VENTURE FIVE LLC	0	0	0	0	0	0	0	0	0	49	49
		COUSINS LORET VENTURE, L.L.C.	3,653	3,242	2,064	0	(1)	(2)	(9)	(12)	0	0	0
		CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)	1,120	1,203	(301)	1	0	(18)	0	(17)	0	(1)	(1)
		BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)	350	365	407	115	115	82	111	423	58	4	62
		TEN PEACHTREE PLACE ASSOCIATES	(488)	1,539	1,533	348	373	406	379	1,506	385	397	782
		CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	15,368	15,789	15,281	3,666	3,706	3,748	3,798	14,918	3,708	3,756	7,464
		285 VENTURE, LLC (1155 PERIMETER CENTER WEST)	3,998	3,102	3,492	257	260	(6)	13	524	1	1	2
		CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)	3,180	3,412	2,465	2	0	0	1	3	0	0	0
		CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	1,208	1,208	1,208	302	285	302	302	1,191	302	302	604
		CRAWFORD LONG — CPI, LLC	1,728	1,685	1,447	440	483	484	458	1,865	486	501	987
		OTHER	0	0	924	0	0	310	5,204	5,514	90	0	90

		TOTAL SHARE OF JOINT VENTURE FFO	43,261	42,140	35,278	5,555	5,615	5,725	10,658	27,553	5,429	5,450	10,879

		PREFERRED STOCK DIVIDENDS	0	(3,358)	(8,042)	(3,813)	(3,812)	(3,812)	(3,813)	(15,250)	(3,813)	(3,812)	(7,625)

		FFO AVAILABLE TO COMMON STOCKHOLDERS, EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT (4)	116,867	124,965	109,483	16,287	17,585	17,039	22,835	73,746	19,146	13,912	33,058

		LOSS ON EXTINGUISHMENT OF DEBT	(3,501)	0	(605)	0	0	0	0	0	0	(2,764)	(2,764)

		FFO AVAILABLE TO COMMON STOCKHOLDERS, AS DEFINED	113,366	124,965	108,878	16,287	17,585	17,039	22,835	73,746	19,146	11,148	30,294

		GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
		CONTINUING OPERATIONS	6,254	100,558	118,056	6,827	5,578	796	2,532	15,733	805	61	866
(G	)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(2,143)	(7,270)	(29,627)	(6,766)	(5,512)	(732)	(2,473)	(15,483)	(740)	5	(735)
		DISCONTINUED OPERATIONS	1,174	93,459	81,927	37	0	1,070	(70)	1,037	191	135	326
		SHARE OF UNCONSOLIDATED JOINT VENTURES	0	0	176,265	348	(36)	1,633	(10)	1,935	1,053	1	1,054

		TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	5,285	186,747	346,621	446	30	2,767	(21)	3,222	1,309	202	1,511

		DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
(I	)	CONSOLIDATED	(34,154)	(36,966)	(34,579)	(8,694)	(8,837)	(7,842)	(8,194)	(33,567)	(10,002)	(12,821)	(22,823)
(E,I	)	DISCONTINUED OPERATIONS	(18,085)	(14,678)	(5,298)	(37)	(31)	0	0	(68)	0	0	0
(G,I	)	SHARE OF UNCONSOLIDATED JOINT VENTURES	(18,540)	(21,265)	(15,880)	(2,477)	(2,281)	(2,041)	(2,043)	(8,842)	(2,058)	(2,012)	(4,070)

		TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(70,779)	(72,909)	(55,757)	(11,208)	(11,149)	(9,883)	(10,237)	(42,477)	(12,060)	(14,833)	(26,893)

		NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	47,872	238,803	399,742	5,525	6,466	9,923	12,577	34,491	8,395	(3,483)	4,912

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 YTD
WILDWOOD ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
2300 WINDY RIDGE PARKWAY	11,182	8,462	7,130	2	(3)	19	(9)	9	0	0	0
2500 WINDY RIDGE PARKWAY	4,992	4,673	3,164	0	(1)	4	0	3	0	0	0
3200 WINDY HILL ROAD (WILDWOOD PLAZA)	12,217	13,181	8,861	(10)	(4)	18	0	4	0	0	0
4100/4300 WILDWOOD PARKWAY (GA PACIFIC)	3,803	3,851	2,764	0	0	2	0	2	0	0	0
4200 WILDWOOD PARKWAY (GE)	4,853	4,690	3,434	0	0	23	0	23	0	0	0
BANK/RESTAURANT GROUND LEASES	1,081	1,287	1,041	14	(16)	(1)	0	(3)	0	0	0

	38,128	36,144	26,394	6	(24)	65	(9)	38	0	0	0

INTEREST EXPENSE:
2300 DEBT - 7.56%	(4,546)	(4,359)	(3,382)	0	0	0	0	0	0	0	0
2500 DEBT - 7.45%	(1,642)	(1,571)	(1,105)	0	0	0	0	0	0	0	0
3200 DEBT - 8.23%	(5,389)	(5,218)	(4,056)	0	0	0	0	0	0	0	0
4100/4300 DEBT - 7.65%	(2,097)	(2,030)	(1,413)	0	0	0	0	0	0	0	0
4200 DEBT - 6.78%	(2,812)	(2,737)	(1,898)	0	0	0	0	0	0	0	0

	(16,486)	(15,915)	(11,854)	0	0	0	0	0	0	0	0

MARK-TO-MARKET DEBT ADJUSTMENT	0	0	(3,843)	0	0	0	0	0	0	0
OTHER, NET	96	478	(265)	(43)	(113)	(41)	(8)	(205)	(47)	(34)	(81)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(45)	(30)	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(1,101)	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	21,738	19,561	10,402	(37)	(137)	24	(17)	(167)	(47)	(34)	(81)

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(9,022)	(9,364)	(6,398)	(9)	(9)	(8)	(10)	(36)	(8)	(8)	(16)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	200,835	0	0	0	0	0	0	0	0

NET INCOME	12,716	10,197	204,839	(46)	(146)	16	(27)	(203)	(55)	(42)	(97)

COUSINS’ SHARE OF WILDWOOD ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	19,065	17,796	12,895	3	(12)	33	(5)	19	0	0	0
INTEREST EXPENSE	(8,243)	(7,960)	(5,928)	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	(1,922)	0	0	0	0	0	0	0	0
OTHER, NET	48	238	(133)	(21)	(57)	(21)	(4)	(103)	(24)	(17)	(41)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(23)	(15)	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(551)	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	10,870	9,500	4,897	(18)	(69)	12	(9)	(84)	(24)	(17)	(41)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,512)	(4,682)	(3,191)	(4)	(5)	(4)	(5)	(18)	(4)	(4)	(8)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	99,360	0	0	0	0	0	0	0	0

NET INCOME	6,358	4,818	101,066	(22)	(74)	8	(14)	(102)	(28)	(21)	(49)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 YTD
CP VENTURE TWO LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE:
FIRST UNION TOWER	4,021	2,944	2,659	2	15	0	0	17	0	0	0
GRANDVIEW II	2,288	2,359	2,400	444	303	208	255	1,210	417	432	849
100 NORTH POINT CENTER EAST	1,456	1,239	7	0	0	15	0	15	0	0	0
200 NORTH POINT CENTER EAST	1,047	484	13	0	0	17	0	17	0	0	0
PRESBYTERIAN MEDICAL PLAZA	912	938	966	247	248	237	241	973	248	233	481

SUBTOTAL OFFICE	9,724	7,964	6,045	693	566	477	496	2,232	665	665	1,330

RETAIL:
NORTH POINT MARKETCENTER	4,982	5,156	5,142	1,459	1,426	1,298	1,430	5,613	1,373	1,263	2,636
MANSELL CROSSING II	1,533	1,190	1,227	314	306	314	300	1,234	329	338	667
GREENBRIER MARKETCENTER	4,687	4,519	4,513	1,149	1,269	1,019	1,043	4,480	1,165	1,215	2,380
LOS ALTOS MARKETCENTER	2,974	2,976	3,101	774	832	728	626	2,960	755	781	1,536

SUBTOTAL RETAIL	14,176	13,841	13,983	3,696	3,833	3,359	3,399	14,287	3,622	3,597	7,219

TOTAL REVENUES LESS OPERATING EXPENSES	23,900	21,805	20,028	4,389	4,399	3,836	3,895	16,519	4,287	4,262	8,549

OTHER, NET	(52)	(71)	(71)	(56)	(28)	0	(60)	(144)	(88)	(11)	(99)

INTEREST EXPENSE:
NORTH POINT MARKETCENTER - 8.50%	(2,264)	(2,216)	(2,159)	(530)	(522)	(520)	(516)	(2,088)	(511)	(507)	(1,018)
100 & 200 NORTH POINT CENTER EAST - 7.86%	(1,815)	(1,628)	0	0	0	0	0	0	0	0	0

TOTAL INTEREST EXPENSE	(4,079)	(3,844)	(2,159)	(530)	(522)	(520)	(516)	(2,088)	(511)	(507)	(1,018)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(8,567)	(1,535)	0	0	60	0	60	0	0	0

FUNDS FROM OPERATIONS	19,769	9,323	16,263	3,803	3,849	3,376	3,319	14,347	3,688	3,744	7,432

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(10,639)	(9,727)	(7,417)	(1,497)	(1,495)	(1,428)	(1,378)	(5,798)	(1,775)	(1,467)	(3,242)

NET INCOME	9,130	(404)	8,846	2,306	2,354	1,948	1,941	8,549	1,913	2,277	4,190

COUSINS’ SHARE OF CP VENTURE TWO (2):	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

REVENUES LESS OPERATING EXPENSES	2,749	2,530	2,318	510	526	467	476	1,979	492	517	1,009
INTEREST EXPENSE	(470)	(442)	(248)	(61)	(60)	(60)	(59)	(240)	(59)	(58)	(117)
OTHER, NET	(5)	(8)	0	(7)	(3)	0	(7)	(17)	(10)	(1)	(11)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(985)	(209)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	2,274	1,095	1,861	442	463	407	410	1,722	423	458	881
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,223)	(1,119)	(852)	(172)	(172)	(164)	(159)	(667)	(204)	(169)	(373)

NET INCOME	1,051	(24)	1,009	270	291	243	251	1,055	219	289	508

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 YTD
CP VENTURE FIVE, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):

THE AVENUE EAST COBB	0	0	0	0	0	0	0	0	0	37	37
THE AVENUE PEACHTREE CITY	0	0	0	0	0	0	0	0	0	20	20
THE AVENUE WEST COBB	0	0	0	0	0	0	0	0	0	31	31
AVENUE VIERA	0	0	0	0	0	0	0	0	0	24	24
VIERA MARKET CENTER	0	0	0	0	0	0	0	0	0	2	2

TOTAL REVENUES LESS OPERATING EXPENSES	0	0	0	0	0	0	0	0	0	114	114

OTHER, NET	0	0	0	0	0	0	0	0	0	0	0

INTEREST EXPENSE:
THE AVENUE EAST COBB	0	0	0	0	0	0	0	0	0	(14)	(14)

TOTAL INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	(14)	(14)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	0	100	100

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	(88)	(88)

NET INCOME	0	0	0	0	0	0	0	0	0	12	12

COUSINS’ SHARE OF CP VENTURE FIVE (2):										50.84%	50.84%

REVENUES LESS OPERATING EXPENSES	0	0	0	0	0	0	0	0	0	58	58
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	(9)	(9)
OTHER, NET	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	0	49	49
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	(20)	(20)

NET INCOME	0	0	0	0	0	0	0	0	0	29	29

COUSINS LORET VENTURE, L.L.C. (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
TWO LIVE OAK	4,446	3,771	2,454	0	(2)	(8)	(17)	(27)	0	0	0
THE PINNACLE	9,986	9,751	5,756	0	0	(4)	0	(4)	0	0	0

TOTAL REVENUES LESS OPERATING EXPENSES	14,432	13,522	8,210	0	(2)	(12)	(17)	(31)	0	0	0

INTEREST EXPENSE	(7,109)	(7,022)	(4,072)	0	0	0	0	0	0	0	0
CAPITALIZED INTEREST	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(17)	(16)	(9)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	7,306	6,484	4,129	0	(2)	(12)	(17)	(31)	0	0	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(8,680)	(6,790)	(3,783)	0	0	0	0	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	89,922	0	(72)	(16)	0	(88)	0	0	0

NET INCOME	(1,374)	(306)	90,268	0	(74)	(28)	(17)	(119)	0	0	0

COUSINS’ SHARE OF COUSINS LORET (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	7,217	6,761	4,106	0	(1)	(2)	(9)	(12)	0	0	0
INTEREST EXPENSE	(3,555)	(3,511)	(2,037)	0	0	0	0	0	0	0	0
OTHER, NET	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(9)	(8)	(5)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,653	3,242	2,064	0	(1)	(2)	(9)	(12)	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,383)	(3,395)	(1,889)	0	0	0	0	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	45,340	0	(36)	(12)	0	(48)	0	0	0

NET INCOME	(730)	(153)	45,515	0	(37)	(14)	(9)	(60)	0	0	0

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 YTD
CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,661	3,747	3,155	0	0	(37)	0	(37)	0	(1)	(1)
INTEREST - 7.0%	(1,420)	(1,341)	(1,025)	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	(2,657)	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(2)	(1)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	2,241	2,404	(528)	0	0	(37)	0	(37)	0	(1)	(1)

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,126)	(1,125)	(844)	0	0	0	0	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	38,917	696	0	0	0	696	0	0	0

NET INCOME	1,115	1,279	37,545	696	0	(37)	0	659	0	(1)	(1)

COUSINS’ SHARE OF CC-JM II (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,831	1,874	1,540	1	0	(18)	0	(17)	0	(1)	(1)
INTEREST EXPENSE	(711)	(671)	(513)	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	(1,328)	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,120	1,203	(301)	1	0	(18)	0	(17)	0	(1)	(1)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(575)	(576)	(435)	0	(1)	0	0	(1)	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	19,212	348	0	0	0	348	7	0	7

NET INCOME	545	627	18,476	349	(1)	(18)	0	330	7	(1)	6

BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	696	727	815	230	231	163	222	846	116	7	123
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	696	727	815	230	231	163	222	846	116	7	123

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(829)	(547)	(686)	(125)	(166)	(165)	(119)	(575)	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0	0	3,008	0	3,008

NET INCOME	(133)	180	129	105	65	(2)	103	271	3,124	7	3,131

COUSINS’ SHARE OF BRAD COUS GOLF VENTURE (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	350	365	407	115	115	82	111	423	58	4	62
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	350	365	407	115	115	82	111	423	58	4	62
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(415)	(274)	(343)	(62)	(83)	(83)	(60)	(288)	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0	0	1,046	0	1,046

NET INCOME	(65)	91	64	53	32	(1)	51	135	1,104	4	1,108

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 YTD
TEN PEACHTREE PLACE ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	(518)	3,324	4,422	1,107	1,155	1,221	1,166	4,649	1,176	1,198	2,374
INTEREST - 5.39%	(457)	(246)	(1,356)	(411)	(410)	(409)	(407)	(1,637)	(406)	(404)	(810)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	(975)	3,078	3,066	696	745	812	759	3,012	770	794	1,564

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(727)	(2,016)	(2,278)	(569)	(569)	(569)	(569)	(2,276)	(568)	(569)	(1,137)

NET INCOME	(1,702)	1,062	788	127	176	243	190	736	202	225	427

COUSINS’ SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	(259)	1,662	2,211	554	578	611	583	2,326	588	599	1,187
INTEREST EXPENSE	(229)	(123)	(678)	(206)	(205)	(205)	(204)	(820)	(203)	(202)	(405)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	(488)	1,539	1,533	348	373	406	379	1,506	385	397	782
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(365)	(1,007)	(1,134)	(282)	(282)	(282)	(282)	(1,128)	(282)	(246)	(528)

NET INCOME	(853)	532	399	66	91	124	97	378	103	151	254

CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	30,735	31,577	30,593	7,339	7,422	7,504	7,604	29,869	7,424	7,518	14,942
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(34)	(8)	(8)	(9)	(8)	(33)	(8)	(8)	(16)

FUNDS FROM OPERATIONS	30,735	31,577	30,559	7,331	7,414	7,495	7,596	29,836	7,416	7,510	14,926

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,654)	(7,616)	(7,440)	(1,940)	(1,940)	(1,941)	(1,943)	(7,764)	(1,942)	(2,055)	(3,997)

NET INCOME	23,081	23,961	23,119	5,391	5,474	5,554	5,653	22,072	5,474	5,455	10,929

COUSINS’ SHARE OF CSC ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	15,368	15,789	15,298	3,670	3,710	3,752	3,802	14,934	3,712	3,760	7,472
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(17)	(4)	(4)	(4)	(4)	(16)	(4)	(4)	(8)

FUNDS FROM OPERATIONS	15,368	15,789	15,281	3,666	3,706	3,748	3,798	14,918	3,708	3,756	7,464
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,904)	(3,885)	(3,795)	(989)	(988)	(989)	(990)	(3,956)	(989)	(992)	(1,981)

NET INCOME	11,464	11,904	11,486	2,677	2,718	2,759	2,808	10,962	2,719	2,764	5,483

285 VENTURE, LLC (1155 PERIMETER CENTER WEST) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	7,994	6,202	6,431	514	511	(7)	25	1,043	1	3	4
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	7,994	6,202	6,431	514	511	(7)	25	1,043	1	3	4

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(2,211)	(7,558)	(3,821)	(949)	(386)	0	0	(1,335)	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	3,289	(19)	3,270	0	0	0

NET INCOME	5,783	(1,356)	2,610	(435)	125	3,282	6	2,978	1	3	4

COUSINS’ SHARE OF 285 VENTURE (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,998	3,102	3,492	257	260	(6)	13	524	1	1	2
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,998	3,102	3,492	257	260	(6)	13	524	1	1	2
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,274)	(3,947)	(2,077)	(517)	(234)	0	0	(751)	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	1,645	(10)	1,635	0	1	1

NET INCOME	2,724	(845)	1,415	(260)	26	1,639	3	1,408	1	2	3

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 YTD
CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	6,357	6,828	4,881	3	1	0	2	6	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(3)	4	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	6,357	6,825	4,885	3	1	0	2	6	0	0	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,949)	(1,914)	(1,280)	0	0	0	0	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	27,170	0	0	0	0	0	0	0	0

NET INCOME	4,408	4,911	30,775	3	1	0	2	6	0	0	0

COUSINS’ SHARE OF CPI/FSP I (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,180	3,415	2,463	2	0	0	1	3	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(3)	2	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,180	3,412	2,465	2	0	0	1	3	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,062)	(1,044)	(691)	0	0	0	0	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	12,353	0	0	0	0	0	0	0	0

NET INCOME	2,118	2,368	14,127	2	0	0	1	3	0	0	0

CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	21,126	21,023	20,997	5,254	5,256	5,265	5,264	21,039	5,240	5,277	10,517
INTEREST - 6.41%	(12,030)	(11,513)	(10,961)	(2,650)	(2,613)	(2,574)	(2,536)	(10,373)	(2,497)	(2,457)	(4,954)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	9,096	9,510	10,036	2,604	2,643	2,691	2,728	10,666	2,743	2,820	5,563

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(5,928)	(6,037)	(6,130)	(1,546)	(1,548)	(1,550)	(1,553)	(6,197)	(1,556)	(1,562)	(3,118)

NET INCOME	3,168	3,473	3,906	1,058	1,095	1,141	1,175	4,469	1,187	1,258	2,445

COUSINS’ SHARE OF GATEWAY VILLAGE (2) (3):

REVENUES LESS OPERATING EXPENSES	1,208	1,208	1,208	302	285	302	302	1,191	302	302	604
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,208	1,208	1,208	302	285	302	302	1,191	302	302	604
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(25)	(32)	(32)	(8)	(9)	(8)	(8)	(33)	(8)	(8)	(16)

NET INCOME	1,183	1,176	1,176	294	276	294	294	1,158	294	294	588

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 YTD
CRAWFORD LONG — CPI, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,454	5,431	6,139	1,686	1,768	1,767	1,712	6,933	1,766	1,789	3,555
INTEREST - 5.9%	0	(2,062)	(3,246)	(805)	(802)	(799)	(796)	(3,202)	(794)	(790)	(1,584)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,454	3,369	2,893	881	966	968	916	3,731	972	999	1,971

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,530)	(2,507)	(2,598)	(691)	(699)	(697)	(707)	(2,794)	(709)	(709)	(1,418)

NET INCOME	1,924	862	295	190	267	271	209	937	263	290	553

COUSINS’ SHARE OF CRAWFORD LONG — CPI (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,728	2,717	3,071	843	884	884	856	3,467	883	896	1,779
INTEREST EXPENSE	0	(1,032)	(1,624)	(403)	(401)	(400)	(398)	(1,602)	(397)	(395)	(792)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,728	1,685	1,447	440	483	484	458	1,865	486	501	987
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(802)	(1,306)	(1,352)	(358)	(362)	(361)	(366)	(1,447)	(367)	(367)	(734)

NET INCOME	926	379	95	82	121	123	92	418	119	134	253

905 JUNIPER, LLC (100%):
MULTI-FAMILY, NET OF COS	0	0	0	0	714	0	0	714	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	714	0	0	714	0	0	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	714	0	0	714	0	0	0

COUSINS’ SHARE OF 905 JUNIPER, LLC:					72%			72%

MULTI-FAMILY SALES, NET OF COS	0	0	0	0	514	0	0	514	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	514	0	0	514	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	514	0	0	514	0	0	0

50 BISCAYNE, LLC (100%):
MULTI-FAMILY SALES, NET OF COS	0	0	0	0	0	0	16,516	16,516	4,554	6,082	10,636
OTHER, NET	0	0	0	0	0	0	367	367	125	843	968
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	16,883	16,883	4,679	6,925	11,604

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	16,883	16,883	4,679	6,925	11,604

COUSINS’ SHARE OF 50 BISCAYNE, LLC:							40%	40%	40%	40%	40%

MULTI-FAMILY SALES, NET OF COS	0	0	0	0	0	0	6,515	6,515	1,745	2,279	4,024
OTHER, NET	0	0	0	0	0	0	153	153	52	350	402
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	6,668	6,668	1,797	2,629	4,426

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	6,668	6,668	1,797	2,629	4,426

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 YTD
OTHER:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	1,848	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	1,848	0	0	0	0	0	0	0	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	1,848	0	0	0	0	0	0	0	0

COUSINS’ SHARE OF OTHER (2):

REVENUES LESS OPERATING EXPENSES	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	924	0	0	310	5,204	5,514	90	0	90
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	924	0	0	310	5,204	5,514	90	0	90
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	924	0	0	310	5,204	5,514	90	0	90

COUSINS’ SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	2,074	3,201	5,336	727	556	1,811	998	4,092	3,877	785	4,662
INTEREST EXPENSE	0	0	(135)	(38)	(39)	(38)	(37)	(152)	(37)	(37)	(74)
OTHER, NET	(125)	(64)	(6)	(45)	96	44	10	105	11	104	115
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,949	3,137	5,195	644	613	1,817	971	4,045	3,851	852	4,703
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(88)	(29)	(28)	(29)	(28)	(114)	(29)	(29)	(58)

NET INCOME	1,949	3,137	5,107	615	585	1,788	943	3,931	3,822	823	4,645

COUSINS’ SHARE OF CL REALTY, LLC (2):		50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	701	3,457	1,119	1,174	2,846	3,913	9,052	2,251	1,272	3,523
OTHER, NET	0	(94)	(220)	(51)	(4)	(42)	(53)	(150)	(48)	(54)	(102)

FUNDS FROM OPERATIONS	0	607	3,237	1,068	1,170	2,804	3,860	8,902	2,203	1,218	3,421
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	607	3,237	1,068	1,170	2,804	3,860	8,902	2,203	1,218	3,421

COUSINS’ SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):			50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	398	215	128	217	165	725	125	311	436
OTHER, NET	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	398	215	128	217	165	725	125	311	436
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	398	215	128	217	165	725	125	311	436

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 YTD
COUSINS’ SHARE OF HANDY ROAD ASSOCIATES, LLC (2):									50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	(138)	0	(138)
OTHER, NET	0	0	0	0	0	0	0	0	(21)	(39)	(60)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	(159)	(39)	(198)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	0	0	(159)	(39)	(198)

COUSINS’ SHARE OF VERDE GROUP, LLC (2):				8%	5.18%	4.99%	4.94%	4.94%	5%	4.91%	4.91%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	0	(116)	(115)	(147)	(105)	(483)	(118)	(6)	(124)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(62)	0	0	0	(62)	0	0	0

FUNDS FROM OPERATIONS	0	0	0	(178)	(115)	(147)	(105)	(545)	(118)	(6)	(124)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	(56)	(117)	(121)	(145)	(439)	(175)	(178)	(353)

NET INCOME	0	0	0	(234)	(232)	(268)	(250)	(984)	(293)	(184)	(477)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(3)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 4 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

(4)	FFO Available to Common Stockholders, excluding loss on extinguishment of debt excludes the effect of the mark-to-market loss adjustment resulting from the CP Venture Five, LLC transaction. The Company views the mark-to-market loss adjustment as a component of the transaction and therefore believes the loss should be excluded from the FFO calculation. See also FFO Available to Common Stockholders, as defined.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of JUNE 30, 2006
($ in thousands)

								Actual or
	Company	Total	Leased GLA (%)			Cousins’	Cousins’	Projected Dates
	Owned	Project	Total Project	Cousins’	Approximate	Share of	Investment	for Completion and
Project	GLA (2)	GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	@ 6/30/06	Fully Operational/Sold
OFFICE
Terminus 100 (Atlanta, GA)	652,000	652,000	54%	100%	$170,400	$170,400	$82,001	const. - 2Q-07 fully operational 2Q-08
MULTI-FAMILY (4)
50 Biscayne (Miami, FL)	529 units(5)	529 units	N/A	40%	161,500	64,600	29,938	const. - 3Q-07 fully sold 4Q-07 (5)
RETAIL
The Avenue Carriage Crossing (6) (Suburban Memphis, TN)
Phase I	492,000	692,000	93%	100%				const. - 4Q-05 fully operational 4Q-06

Phase I — Expansion	51,000	51,000	0%	100%				const. - 3Q-08 fully operational 1Q-09

Phase II	41,000	41,000	0%	100%				const. - 4Q-07 fully operational 2Q-08

Total — Avenue Carriage Crossing	584,000	784,000			103,600	101,100	90,400

The Avenue Webb Gin (Suburban Atlanta, GA)
Phase I (7)	360,000	360,000	57%	100%				const. - 1Q-07 fully operational 2Q-07

Phase II	25,000	25,000	0%	100%				const. - 2Q-08 fully operational 3Q-08

Total — Webb Gin	385,000	385,000			84,000	84,000	50,873

San Jose MarketCenter (San Jose, CA)	218,000	361,000	86%	100%	84,100	84,100	74,652	const. - 2Q-07 fully operational 2Q-07

TOTAL RETAIL	1,187,000	1,530,000			271,700	269,200	215,925

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of JUNE 30, 2006
($ in thousands)

									Actual or
	Company	Total	Leased GLA (%)			Cousins’	Cousins’		Projected Dates
	Owned	Project	Total Project	Cousins’	Approximate	Share of	Investment		for Completion and
Project	GLA (2)	GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	@ 6/30/06		Fully Operational/Sold
INDUSTRIAL
King Mill Distribution Park (Suburban Atlanta, GA)
Building 3 A (8)	417,000	417,000	69%	75%	$13,300	$10,225	$10,176		const. - 2Q-06 fully operational 4Q-06

Building 3 B (8)	379,000	379,000	0%	75%	12,000	9,125	3,955		const. - 4Q-06 fully operational 2Q-07

Jefferson Mill Distribution Center (Suburban Atlanta, GA)
Building A (8)	344,000	459,000	0%	75%	14,900	11,175	1,695		const. - 4Q-06 fully operational 4Q-07

TOTAL INDUSTRIAL	1,140,000	1,255,000			40,200	30,525	15,826

Accumulated Depreciation on Partially Operational Properties	—	—			—	—	(3,343)

TOTAL PORTFOLIO	2,979,000	3,437,000			$643,800	$534,725	$340,347	(9)

(1)	This schedule includes all projects under construction, although some expansion construction may not have commenced, excluding residential projects included on a separate schedule, from the commencement of construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States. Total costs is the estimated costs upon completion of the project and achievement of fully operational status. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown above are estimates and are subject to change as the projects proceed through the development process.

(2)	Company Owned GLA includes square footage owned either directly by the Company or by a joint venture in which the Company is a partner.

(3)	Total project GLA includes anchor stores who may own their own property and other non-owned property contained within the named development.

(4)	As of June 30, 2006, 905 Juniper was substantially complete with 90 units closed and 4 units remaining for sale which have a projected third quarter 2006 closing.

(5)	94% of the units at 50 Biscayne Boulevard are under non-cancelable third party contracts, 4% of the units are under cancelable contracts, and the remaining 2% of the units are under non-cancelable contracts to the Company’s partner in the venture.

(6)	Jim Wilson & Associates contributed $2.5 million of equity to the entity and will share in the results of operations and any gain on sale of the property.

(7)	The Avenue Webb Gin Phase 1 will be opening in two different months — the South side in August 2006 and the North side in October 2006.

(8)	Cousins’ venture partner, Weeks Properties Group, LLC, has exercised its right to participate in King Mill Buildings 3A and 3B and in Jefferson Mill Distribution Center at a 25% ownership level.

(9)	Reconciliation to Consolidated Balance Sheet

Total Cousins’ Investment per above schedule	$340,347
Less: Unconsolidated Projects - 50 Biscayne	(29,938)
Add: 905 Juniper costs on 4 unsold units	1,016
Add: Weeks 25% interest in King Mill- Bldg 3 A	3,064
Add: Weeks 25% interest in King Mill- Bldg 3 B	1,286

Consolidated projects under development per balance sheet	$315,775

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of June 30, 2006

					Percent Leased
				Company’s	(Fully Executed)
	Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
Property Description	Area	State	Square Feet	Interest	(3/31/06)	(6/30/06)
I. OFFICE OPERATING PROPERTIES
Bank of America Plaza	Atlanta	Georgia	1,253,000	50.00%	100%	100%
Gateway Village	Charlotte	North Carolina	1,065,000	50.00%	100%	100%
Inforum	Atlanta	Georgia	983,000	100.00%	87%	87%
Frost Bank Tower	Austin	Texas	531,000	90.79%	81%	82%
Emory Crawford Long Medical Office Tower	Atlanta	Georgia	358,000	50.00%	99%	99%
One Georgia Center	Atlanta	Georgia	345,000	88.50%	40%	43%
Ten Peachtree Place	Atlanta	Georgia	259,000	50.00%	100%	100%
The Points at Waterview	Dallas	Texas	203,000	100.00%	99%	99%
Lakeshore Park Plaza (a)	Birmingham	Alabama	193,000	100.00%	60%	65%
3100 Windy Hill Road	Atlanta	Georgia	188,000	100.00%	100%	100%
Meridian Mark Plaza	Atlanta	Georgia	160,000	100.00%	100%	100%
555 North Point Center East	Atlanta	Georgia	152,000	100.00%	88%	92%
Grandview II	Birmingham	Alabama	149,000	11.50%	88%	92%
333 North Point Center East	Atlanta	Georgia	130,000	100.00%	77%	77%
200 North Point Center East	Atlanta	Georgia	129,000	100.00%	70%	70%
100 North Point Center East	Atlanta	Georgia	128,000	100.00%	97%	88%
600 University Park Place (a)	Birmingham	Alabama	123,000	100.00%	69%	73%
Galleria 75	Atlanta	Georgia	114,000	100.00%	99%	79%
3301 Windy Ridge Parkway	Atlanta	Georgia	107,000	100.00%	42%	42%
Presbyterian Medical Plaza at University	Charlotte	North Carolina	69,000	11.50%	100%	100%
AtheroGenics	Atlanta	Georgia	51,000	100.00%	100%	100%
Inhibitex	Atlanta	Georgia	51,000	100.00%	100%	100%

Total Office Operating Portfolio			6,741,000		86%	86%

OFFICE DEVELOPMENT PROPERTIES (b)
Terminus 100	Atlanta	Georgia	652,000	100.00%	41%	54%

Total Office Development Properties			652,000

TOTAL OFFICE, OPERATING AND DEVELOPMENT			7,393,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of June 30, 2006

					Percent Leased
				Company’s	(Fully Executed)
	Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
Property Description	Area	State	Square Feet	Interest	(3/31/06)	(6/30/06)
II. RETAIL OPERATING PROPERTIES
North Point MarketCenter	Atlanta	Georgia	401,000	11.50%	88%	100%
Greenbrier MarketCenter	Chesapeake	Virginia	376,000	11.50%	100%	100%
The Avenue of the Peninsula	Rolling Hills Estates	California	371,000	100.00%	97%	88%
The Avenue Viera (a)	Viera	Florida	286,000	50.84%	84%	85%
The Avenue East Cobb	Atlanta	Georgia	231,000	50.84%	100%	100%
The Avenue West Cobb	Atlanta	Georgia	205,000	50.84%	95%	97%
The Avenue Peachtree City	Atlanta	Georgia	182,000	50.84%	99%	98%
Los Altos MarketCenter	Long Beach	California	157,000	11.50%	100%	100%
Mansell Crossing Phase II	Atlanta	Georgia	103,000	11.50%	100%	100%
Viera MarketCenter (a)	Viera	Florida	96,000	50.84%	97%	97%

Total Retail Operating Properties			2,408,000		95%	93%

RETAIL DEVELOPMENT PROPERTIES (b)
The Avenue Carriage Crossing (a,c)	Memphis	Tennessee	581,000	100.00%	87%	90%
The Avenue Webb Gin (c)	Atlanta	Georgia	385,000	100.00%	36%	57%
San Jose MarketCenter	San Jose	California	218,000	100.00%	71%	77%
Viera MarketCenter Expansion (a)	Viera	Florida	82,000	50.84%	73%	73%
The Avenue Viera Expansion (a)	Viera	Florida	46,000	50.84%	95%	95%
The Avenue West Cobb Expansion	Atlanta	Georgia	46,000	50.84%	80%	94%

Total Retail Development Properties			1,358,000

TOTAL RETAIL, OPERATING AND DEVELOPMENT			3,766,000

III. INDUSTRIAL DEVELOPMENT PROPERTIES (b)
King Mill Distribution Park — Building 3A	Atlanta	Georgia	417,000	75.00%	69%	69%
King Mill Distribution Park — Building 3B	Atlanta	Georgia	379,000	75.00%	N/A	N/A
Jefferson Mill Business Park — Building A	Atlanta	Georgia	459,000	75.00%	N/A	N/A

Total Industrial Development Properties			1,255,000

TOTAL PORTFOLIO OPERATING AND DEVELOPMENT			12,414,000

TOTAL OPERATING PORTFOLIO PERCENT LEASED					88% (d)	87% (d)

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of June 30, 2006

		Company	Weighted	Percent Leased - Fully Executed
		Share of	Portfolio	Excludes Development Properties
	Rentable	Rentable	Ownership	Prior Quarter	Current Quarter
	Square Feet	Square Feet	%	(3/31/06)	(6/30/06)
SUMMARY BY TYPE
Office	7,393,000	5,644,000	64%	86%	86%
Retail	3,766,000	2,271,000	26%	95%	93%
Industrial	1,255,000	941,000	11%	N/A	N/A

TOTAL	12,414,000	8,856,000	101%	88% (d)	87% (d)

SUMMARY BY STATE
Georgia	7,868,000	5,808,000	66%	88%	87%
North Carolina	1,134,000	540,000	6%	100%	100%
California	746,000	607,000	7%	97%	88%
Texas	734,000	685,000	8%	86%	87%
Tennessee	581,000	581,000	7%	N/A	N/A
Florida	510,000	259,000	3%	88%	88%
Alabama	465,000	333,000	4%	65%	69%
Virginia	376,000	43,000	0%	100%	100%

	12,414,000	8,856,000	101%	88% (d)	87% (d)

(a)	These projects are owned either (1) through a joint venture with a third party providing a participation in operations and on sale of the property or (2) subject to a contract with a third party providing a participation in operations and on sale of the property, even though they may be shown as 100% owned.

(b)	Under construction and/or in lease up.

(c)	Total square footage for these properties includes anticipated expansions; however, the percent leased excludes the expansions.

(d)	Total leased percentage (weighted by ownership) of completed projects excluding projects under construction and/or in lease-up.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY INFORMATION

	Second Quarter 2006 vs			Six Months
	First Quarter 2006			2006 vs 2005
	Office	Retail	Total	Office	Retail	Total
Adjusted Rental Property Revenues(1) less Operating Expenses	-1.3%	2.5%	0.5%	3.0%	1.7%	2.7%

Cash Basis Rental Property Revenues(2) less Operating Expenses	-0.4%	0.8%	-0.1%	3.4%	2.3%	3.1%

Note: The following properties are included in the same property portfolio:	Office
	3100 Windy Hill Road	Grandview II
	3301 Windy Ridge Parkway	Presbyterian Medical Plaza
	100 Northpoint Center East	Bank of America Plaza
	200 Northpoint Center East	Ten Peachtree Place
	333 Northpoint Center East	Gateway Village
	555 Northpoint Center East	Emory Crawford Long Medical Office Tower
	Lakeshore Park Plaza	Meridian Mark Plaza
	Inforum	Frost Bank Tower
	600 University Park Place	Galleria 75
	The Points at Waterview	505 & 511Peachtree
	One Georgia Center	Inhibitex (1Q to 2Q only)
AtheroGenics

Retail

	The Avenue East Cobb	Mansell Crossing Phase II
	The Avenue of the Peninsula	Greenbrier MarketCenter
	The Avenue Peachtree City	Los Altos MarketCenter
	The Avenue West Cobb	The Avenue Viera (1Q to 2Q only)
	Northpoint MarketCenter	Viera MarketCenter (1Q to 2Q only)

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and its unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of June 30, 2006
OFFICE
     As of June 30, 2006, the Company’s office portfolio included 22 commercial office buildings, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these office buildings was approximately seven years as of June 30, 2006. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2015 &
	2006	2007	2008	2009	2010	2011	2012	2013	2014	Thereafter	Total
Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	235,632	236,451	233,270	671,626	167,254	315,487	501,691	487,839	306,542	1,158,742	4,314,534
% of Leased Space	5%	5%	5%	16%	4%	8%	12%	11%	7%	27%	100%
Annual Contractual Rent(000’s)(2)	$3,683	$4,835	$3,695	$10,250	$2,663	$4,596	$12,699	$8,321	$7,246	$25,279	$83,267
Annual Contractual Rent/Sq.Ft.(2)	$15.63	$20.45	$15.84	$15.26	$15.92	$14.57	$25.31	$17.06	$23.64	$21.82	$19.30

Wholly Owned:
Square Feet Expiring (1)	217,378	70,675	208,069	543,843	140,263	286,434	162,188	303,974	114,942	251,933	2,299,699 (3)
% of Leased Space	9%	3%	9%	24%	6%	13%	7%	13%	5%	11%	100%
Annual Contractual Rent(000’s)(2)	$3,354	$1,176	$3,355	$8,435	$2,235	$4,167	$2,423	$5,267	$2,423	$6,106	$38,941
Annual Contractual Rent/Sq.Ft.(2)	$15.43	$16.64	$16.12	$15.51	$15.93	$14.55	$14.94	$17.33	$21.08	$24.24	$16.93

Joint Venture:
Square Feet Expiring (1)	34,860	329,565	67,202	258,474	76,695	42,277	689,953	314,770	215,355	1,690,193	3,719,344 (4)
% of Leased Space	1%	9%	2%	7%	2%	1%	19%	8%	6%	45%	100%
Annual Contractual Rent(000’s)(2)	$628	$7,540	$1,099	$3,666	$1,224	$689	$20,776	$5,487	$5,414	$35,506	$82,029
Annual Contractual Rent/Sq.Ft.(2)	$18.02	$22.88	$16.35	$14.18	$15.96	$16.31	$30.11	$17.43	$25.14	$21.01	$22.05

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Rentable square feet leased as of June 30, 2006 out of approximately 2,712,000 total rentable square feet.

(4)	Rentable square feet leased as of June 30, 2006 out of approximately 4,029,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of June 30, 2006
RETAIL
As of June 30, 2006, the Company’s retail portfolio included ten retail properties, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately nine years as of June 30, 2006. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2015 &
	2006	2007	2008	2009	2010	2011	2012	2013	2014	Thereafter	Total
Total (including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	16,974	39,205	36,165	53,351	112,442	74,972	71,890	56,562	98,587	366,043	926,191
% of Leased Space	2%	4%	4%	6%	12%	8%	8%	6%	11%	39%	100%
Annual Contractual Rent(000’s)(2)	$258	$760	$872	$1,382	$2,876	$1,701	$1,661	$1,475	$2,479	$6,662	$20,126
Annual Contractual Rent/Sq.Ft.(2)	$15.23	$19.39	$24.11	$25.90	$25.57	$22.69	$23.11	$26.07	$25.14	$18.20	$21.73

Wholly Owned:
Square Feet Expiring	10,647	15,998	8,127	31,637	42,574	17,693	10,693	16,809	16,532	154,457	325,167 (1)
% of Leased Space	3%	5%	3%	10%	13%	5%	3%	5%	5%	48%	100%
Annual Contractual Rent(000’s)(2)	$115	$181	$252	$822	$1,318	$456	$328	$400	$594	$3,212	$7,678
Annual Contractual Rent/Sq.Ft.(2)	$10.78	$11.33	$30.99	$25.99	$30.95	$25.79	$30.70	$23.80	$35.95	$20.80	$23.62

Joint Venture:
Square Feet Expiring	25,520	73,092	64,551	80,208	209,184	301,506	279,082	87,483	213,108	650,035	1,983,769 (3)
% of Leased Space	1%	4%	3%	4%	11%	15%	14%	4%	11%	33%	100%
Annual Contractual Rent(000’s)(2)	$516	$1,774	$1,398	$1,728	$4,039	$4,944	$4,915	$2,272	$4,481	$10,749	$36,816
Annual Contractual Rent/Sq.Ft.(2)	$20.23	$24.28	$21.66	$21.55	$19.31	$16.40	$17.61	$25.97	$21.03	$16.54	$18.56

(1)	Gross leasable area leased as of June 30, 2006 out of approximately 371,000 total gross leasable area.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Gross leasable area leased as of June 30, 2006 out of approximately 2,037,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET
As of June 30, 2006

		Percentage of Total Portfolio	Average Remaining
	Tenant (1)	at the Company’s Share (2)	Lease Term (Years)
1.	Bank of America	13.0%	8.4
2.	BellSouth	4.6%	3.3
3.	IBM	3.1%	0.4
4.	Georgia Lottery Corporation	2.1%	7.0
5.	Ernst & Young U.S. LLP	2.0%	1.6
6.	Internap Network Services	2.0%	13.8
7.	AGL Services Company	1.9%	6.8
8.	Troutman Sanders LLP	1.9%	13.9
9.	Bombardier Aerospace Corporation	1.6%	6.7
10.	Emory University	1.3%	10.7
11.	Paul Hastings	1.2%	6.3
12.	Graves Dougherty	1.0%	7.7
13.	The Gap Inc.	1.0%	3.6
14.	Turner Broadcasting System, Inc.	1.0%	4.9
15.	Sapient Corporation	1.0%	2.9
16.	Regal Cinemas, Inc.	0.9%	8.8
17.	KIDS II, Inc.	0.9%	9.5
18.	Inhibitex	0.9%	8.8
19.	AtheroGenics	0.8%	2.7
20.	US South Communications	0.8%	4.9
21.	Northside Hospital	0.8%	7.0
22.	The Frost National Bank	0.8%	7.8
23.	Winstead Sechrest	0.8%	7.9
24.	Indus International, Inc.	0.8%	1.6
25.	Hunton & Williams LLP	0.8%	2.8

	Total leased square feet of Top 25 Largest Tenants	47.0%	6.6

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.

(2)	Percentages are based on square footage amounts of operating properties only, and thus exclude properties under development, held for redevelopment and properties in the lease-up stage.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of June 30, 2006

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest	(Acres)	Acquired	($000)(2)
North Point Suburban Atlanta, GA	Mixed Use	100%	80	1970-1985	$6,343
Wildwood Office Park Suburban Atlanta, GA	Office and Commercial	100%	28	1971-1989	1,389
King Mill Distribution Park Suburban Atlanta, GA	Industrial	100%(3)	140	2005	11,005
Land Adjacent to The Avenue West Cobb Suburban Atlanta, GA	Retail and Commercial	100%	2	2003	1,079
Land Adjacent to The Avenue Carriage Crossing Memphis, TN	Retail and Commercial	100%(4)	44	2004	5,144
Round Rock/Austin, Texas Land Austin, TX	Retail and Commercial	100%	45	2005	12,837
The Lakes at Cedar Grove (5) Suburban Atlanta, GA	Mixed Use	100%(4)	14	2002	—(5)
Terminus Atlanta, GA	Mixed Use	100%	6	2005	21,467
505 & 511 Peachtree Street Atlanta, GA	Mixed Use	100%	1	2004	3,389
615 Peachtree Street (6) Atlanta, GA	Mixed Use	100%	2	1996	7,337
Jefferson Mill Business Park Suburban Atlanta, GA	Industrial and Commercial	100%(3)	277	2006	13,360
Palisades Austin, TX	Office and Commercial	100%	22	2006	11,643
Land Adjacent to The Avenue Webb Gin Suburban Atlanta, GA	Commercial and Institutional	100%	6	2005	935
Land Adjacent to The Avenue Viera Viera, FL	Retail and Commercial	100%	2	2003	715

TOTAL CONSOLIDATED LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT					$96,643

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of June 30, 2006

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest	(Acres)	Acquired	($000)(2)
CL REALTY TRACTS (5)
Summer Creek Ranch Forth Worth, TX	Residential and Mixed Use	50%	374	2002	$—	(5)
Long Meadow Farms Houston, TX	Residential and Mixed Use	19%	134	2002	—	(5)
Summer Creek Rosenberg, TX	Commercial	50%	37	2005	—	(5)
Summer Lakes Rosenberg, TX	Commercial	50%	9	2003	—	(5)
Village Park McKinney, TX	Residential	30%	7	2003-2005	—	(5)
Padre Island Corpus Christi, TX	Residential and Mixed Use	50%	15	2005	11,539
TEMCO TRACTS (5)
Seven Hills at Bentwater Suburban Atlanta, GA	Residential and Mixed Use	50%	90	2002-2005	—	(5)
Happy Valley Suburban Atlanta, GA	Residential	50%	213	2003	1,821
Paulding County Suburban Atlanta, GA	Residential and Mixed Use	50%	6,519	2005	14,798
OTHER JOINT VENTURES
Handy Road Associates, LLC Suburban Atlanta, GA	Large Lot Residential	50%	1,187	2004	5,554
Wildwood Office Park Suburban Atlanta, GA	Office and Commercial	50%	33	1971-1989	21,333
Austin Research Park Austin, TX	Commercial	50%	6	1998	3,213

Total Acres			9,293

(1)	The following properties include adjacent building pads. The aggregate cost of these pads is included in Operating Properties in the Company’s consolidated financial statements or the applicable joint venture’s financial statements. The square footage of potential office buildings which could be built on the land is as follows:

	Ownership
	Interest	Square Footage

Ten Peachtree Place	50%	400,000
One Georgia Center	88.5%	300,000
The Points at Waterview	100%	60,000

(2)	For consolidated properties, reflects the Company’s basis. For joint venture properties, reflects the venture basis.

(3)	Weeks Properties Group, LLC has the option to invest up to 25% of project equity in some portions of the future industrial development on a portion of this land.

(4)	This project is consolidated but owned through a joint venture with a third party.

(5)	Residential communities with adjacent land that is intended to be sold to third parties in large tracts for residential, multi-family or commercial development. The basis of these tracts as well as lot inventory are included on the Inventory of Residential Lots Under Development schedule.

(6)	In the first quarter of 2006, 615 Peachtree Street was moved from an Operating Property to Land Held for Investment or Future Development.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of June 30, 2006

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
Cousins Real Estate Corporation (100% owned)
The Lakes at Cedar Grove (3)	2001	11	906	41	22	74	642	264	$5,714
Fulton County Suburban Atlanta, GA
Longleaf at Callaway (4)	2002	4	138	24	4	6	114	24	1,556
Harris County Pine Mountain, GA
River’s Call	1999	10	107	19	3	7	88	19	1,207
East Cobb County Suburban Atlanta, GA
Total 100% owned			1,151	84	29	87	844	307	8,477
Temco Associates (50% owned) (5)
Bentwater	1998	9	1,674	65	17	30	1,560	114	1,547
Paulding County Suburban Atlanta, GA
The Georgian (75% owned)	2003	10	1,386	232	6	21	274	1,112	18,915
Paulding County Suburban Atlanta, GA
Seven Hills at Bentwater	2003	7	1,079	186	54	110	474	605	12,276
Paulding County Suburban Atlanta, GA
Happy Valley	2004	4	110	—	—	110	110	—	—
Paulding County Suburban Atlanta, GA
Harris Place	2004	4	27	12	1	1	15	12	780
Paulding County Suburban Atlanta, GA
Total Temco			4,276	495	78	272	2,433	1,843	33,518
CL Realty, LLC (50% owned) (5)
Long Meadow Farms (37.5% owned)	2003	10	2,712	160	50	55	342	2,370	16,511
Fort Bend County Houston, TX
Summer Creek Ranch	2003	9	2,445	118	30	79	742	1,703	19,796
Tarrant County Fort Worth, TX
Bar C Ranch	2004	8	1,181	101	29	55	94	1,087	7,793
Tarrant County Forth Worth, TX
Summer Lakes	2003	5	1,144	19	—	—	294	850	7,034
Fort Bend County Rosenberg, TX

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of June 30, 2006

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
CL Realty, LLC, continued

Southern Trails (80% owned)	2005	6	1,059	52	40	63	162	897	$18,720
Brazoria County Pearland, TX
Stonebridge (10% owned) (6)	2003	4	627	59	21	68	360	267	7,132
Coweta County Newnan, GA
Village Park (60% owned)	2003	4	569	135	21	57	242	327	10,944
Collin County McKinney, TX
Summer Creek	2005	3	525	—	—	—	—	525	6,206
Fort Bend County Rosenberg, TX
Stonewall Estates (50% owned)	2005	5	386	—	—	—	—	386	6,205
Bexar County San Antonio, TX
Manatee River Plantation	2003	5	457	133	18	57	324	133	4,008
Manatee County Tampa, FL
Stillwater Canyon	2003	5	336	60	20	34	171	165	3,236
Dallas County DeSota, TX
Creekside Oaks	2003	5	301	176	—	—	125	176	4,374
Manatee County Bradenton, FL
Blue Valley (25% owned)	2005	3	197	12	16	16	16	181	26,242
Cherokee & Fulton Counties Alpharetta, GA
Village Park North (75% owned)	2005	4	194	—	—	—	—	194	6,071
Collin County McKinney, TX
Bridle Path Estates	2004	7	87	—	—	—	—	87	4,077
Hillsborough County Tampa, FL
West Park	2005	3	82	—	—	—	—	82	2,561
Cobb County Suburban Atlanta, GA

Total CL Realty			12,302	1,025	245	484	2,872	9,430	150,910

Total			17,729	1,604	352	843	6,149	11,580	$192,905

Company Share of Total			7,723	702	150	391	3,123	4,600	$73,746

Company Weighted Average Ownership			44%	44%	43%	46%	51%	40%	38%

(1)	This estimate represents the total projected development capacity for a development on both owned land and land expected to be purchased for further development. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Includes cost basis of land tracts as detailed on the Inventory of Land Held for Investment or Future Development schedule.

(3)	A third party has a participation in this project after certain thresholds are met.

(4)	Longleaf at Callaway lots are sold to a home building venture, of which Cousins Real Estate Corporation (“CREC”) is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of June 30, 2006, 91 houses have been sold.

(5)	CREC owns 50% of Temco Associates and CL Realty, LLC. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for a description of Temco Associates and CL Realty, LLC.

(6)	The Company sold its interest in Stonebridge subsequent to June 30, 2006.

COUSINS PROPERTIES INCORPORATED
SCHEDULE OF THE COMPANY’S SHARE OF OUTSTANDING DEBT
AS OF JUNE 30, 2006

					Company’s	Company’s	Total	Weighted
	Total	Ownership	Maturity	Rate end of	Share	Share	Company	Average Years
Description (Interest Rate Base, if not fixed)	Debt	Percentage	Date	Quarter	Recourse	Non-Recourse(1)	Share	to Maturity

CONSOLIDATED DEBT
CORPORATE CREDIT FACILITY, UNSECURED (LIBOR + 0.8%-1.30%)	$99,200	100%	3/7/2010	6.23%	$99,200		$99,200
CONSTRUCTION CREDIT FACILITY, UNSECURED (LIBOR + 0.8%-1.30%)	45,200	100%	3/7/2010	6.23%	45,200		45,200
CSC ASSOCIATES, L.P. INTEREST	139,732	100%	3/1/2012	6.96%		139,732	139,732
333/555 NORTH POINT CENTER EAST	29,907	100%	11/1/2011	7.00%	29,907		29,907
MERIDIAN MARK PLAZA	23,792	100%	9/1/2010	8.27%		23,792	23,792
100/200 NORTH POINT CENTER (INTEREST ONLY UNTIL 12/31/06)	22,365	100%	8/1/2007	7.86%		22,365	22,365
600 UNIVERSITY PARK	13,261	100%	8/10/2011	7.38%		13,261	13,261
LAKESHORE PARK PLAZA	9,223	100%	11/1/2008	6.78%		9,223	9,223
KING MILL PROJECT I (2)	2,420	75%	8/30/2008	9.00%		2,420	2,420
KING MILL PROJECT II (2)	697	75%	6/26/2009	9.00%		697	697
THE POINTS AT WATERVIEW	18,358	100%	1/1/2016	5.66%		18,358	18,358
VARIOUS	457	100%	VARIOUS	VARIOUS	112	345	457

TOTAL CONSOLIDATED	404,612			6.78%	174,419	230,193	404,612	4.6

UNCONSOLIDATED DEBT
EMORY CRAWFORD LONG MEDICAL OFFICE TOWER	52,808	50%	6/1/2013	5.90%		26,404	26,404
TEN PEACHTREE PLACE	29,078	50%	4/1/2015	5.39%		14,539	14,539
HANDY ROAD ASSOCIATES (PRIME +.5%)	3,204	50%	11/2/2007	8.72%		1,602	1,602
PINE MOUNTAIN BUILDERS (PRIME)	739	50%	12/13/2006	8.25%		370	370
AVENUE EAST COBB	39,950	51%	8/1/2010	8.39%		20,375	20,375
TEMCO:
THE GEORGIAN (PRIME + 0.25%)	355	37.5%	2/14/2007	8.50%	133		133
BENTWATER LINKS	3,506	50%	1/22/2009	7.98%		1,753	1,753
BENTWATER LINKS, EQUIPMENT NOTE	163	50%	1/15/2009	7.00%		82	82
CL REALTY:
SUMMER LAKES (PRIME + 3%)	1,584	50%	3/30/2007	11.25%		792	792
SOUTHERN TRAILS CONSTRUCTION LINE (LIBOR + 0.25%)	—	40%	6/30/2008	5.58%		—	—

TOTAL UNCONSOLIDATED	131,387			4.43%	133	65,917	66,050	7.0

TOTAL ADJUSTED DEBT	$535,999			6.80%	$174,552	$296,110	$470,662	4.8

INVESTMENT ENTITY DEBT (3)
CHARLOTTE GATEWAY VILLAGE	$149,795	50%	12/1/2016	6.41%		$74,898	$74,898
50 BISCAYNE BOULEVARD (LIBOR + 1.75%)	41,186	40%	6/9/2008	7.08%		16,474	16,474
NORTH POINT MARKETCENTER	23,759	11.50%	12/31/2006	8.50%		2,732	2,732
CL REALTY:
MCKINNEY VILLAGE PARK (> OF 10% OR PRIME + 2%)	5,631	30%	5/15/2007	10.00%		1,689	1,689
MCKINNEY VILLAGE PARK NORTH (PRIME + 1%)	2,043	37.5%	1/14/2008	9.25%		388	388
LONG MEADOW FARMS (PRIME + 0.50%)	9,837	18.75%	6/8/2007	8.75%		1,844	1,844
STONEBRIDGE (PRIME)	2,440	5%	7/20/2007	8.25%		122	122
BLUE VALLEY (PRIME)	16,288	12.5%	11/11/2006	8.25%		4,072	4,072
BLUE VALLEY (> OF PRIME OR 5.5%)	4,600	12.5%	3/5/2007	8.25%		1,150	1,150
STONEWALL ESTATES (PRIME)	3,253	25.0%	5/31/2010	8.25%		813	813

TOTAL INVESTMENT ENTITY DEBT	258,832			6.78%	—	104,182	104,182	7.9

TOTAL	$794,831			6.80%	$174,552	$400,292	$574,844	5.4

(1)	Subject to customary carve-outs for non-recourse loans.

(2)	Represents a secured note payable with Weeks Properties CW Holdings, LLC, the Company’s 25% partner in the development of King Mill Projects I and II.

(3)	An investment entity is defined as an entity where the Company has a fixed commitment to the venture, it has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and the Company is not the managing member of the venture. Investment entity debt is not included in any of the financial covenants calculations in the Company’s credit facility. In addition, debt for 191 Peachtree and Verde are not included on this schedule.

COUSINS PROPERTIES INCORPORATED
RECONCILIATION OF CP VENTURE VALUE CREATION
JUNE 30, 2006

	Retail	Retail	Retail	Retail	Retail
	Avenue	Avenue	Avenue	Avenue	Viera
	East Cobb	West Cobb	Viera	Peachtree City	MarketCenter		Total
Square Footage
Total square footage	231,000	251,000	332,000	182,000	178,000		1,174,000
Company share of square footage	231,000	251,000	332,000	161,070	178,000		1,153,070

Value Creation & GAAP Deferred Gain:
Valuation	$98,250,000	$81,253,639	$87,061,279	$57,250,000	$17,075,156		$340,890,074
Adjustment to valuation — mark to market debt adjustment	(4,000,000)	—	—	—	—		(4,000,000)
Cost of property	(40,615,760)	(45,462,924)	(58,099,503)	(36,403,894)	(17,939,526)		(198,521,607)
Closing costs	(255,369)	(238,521)	(924,212)	(170,731)	(239,239)		(1,828,072)
Master lease contingency	—	—	(1,633,299)	—	—		(1,633,299)
Minority interest (a)	—	—	—	(3,462,374)	—		(3,462,374)

Value Creation	$53,378,871	$35,552,194	$26,404,265	$17,213,001	$(1,103,609	)(e)	$131,444,722

Loss on extinguishment of debt (b)	2,763,890	—	—	—	—		2,763,890
Carryover basis difference (c)	(3,429,719)	(4,618,636)	(3,523,823)	(3,024,541)	88,975		(14,507,744)
Straight-line rent receivable	(21,736)	(125,731)	(196,201)	(48,685)	(147,519)		(539,872)
Accumulated depreciation	12,906,597	4,371,334	3,313,461	8,916,624	90,671		29,598,687

Deferred Gain (d)	$65,597,903	$35,179,161	$25,997,702	$23,056,399	$(1,071,482	)(e)	$148,759,683

Value Creation Percentage							66%

Additional Value Creation
Value Creation	$53,378,871	$35,552,194	$26,404,265	$17,213,001	$(1,103,609)		$131,444,722

Additional consideration	—	6,978,811	—	—	13,571,115		20,549,926
Additional tenant costs	—	(3,921,411)	—	—	(1,745,954)		(5,667,365)

Additional Value Creation	$53,378,871	$38,609,594	$26,404,265	$17,213,001	$10,721,552		$146,327,283

Value Creation Percentage with Additional Consideration							74%

(a)	The Company owned this property in a joint venture, in addition to having a participation agreement with a third party, prior to contribution. This amount reflects payments to these parties.

(b)	This amount represents the mark to market adjustment recognized by the Company in the June 30, 2006 Consolidated Statement of Income. All other amounts related to this transaction were recorded in Deferred Gain in the June 30, 2006 Consolidated Balance Sheet (see note (d) herein for more information).

(c)	The Company retained an 11.5% carryover basis in the Contributed Properties and therefore deferred gain was not recognized in the Company’s financial statements for 11.5% of the property’s basis. However, this schedule shows value created from the development and leasing of the entire property, which is then adjusted to reconcile to the Company’s GAAP basis.

(d)	The Company accounted for this transaction as a sale under FASB No. 66. The consideration received was not sufficient to allow for gain recognition in the income statement. Therefore, gain was deferred and recorded on the balance sheet until sufficient cash is distributed to meet income statement gain recognition under FASB No. 66.

(e)	The Company has already incurred costs related to the expansion which will be recovered upon the anticipated payment of the additional consideration.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 YTD
(A	)	ADJUSTED DEBT:
		CONSOLIDATED DEBT	669,792	497,981	302,286	311,862	350,066	363,677	467,516	467,516	551,182	404,612	404,612
		SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	265,854	285,657	135,764	135,929	141,502	148,311	148,129	148,129	147,081	170,232	170,232

		TOTAL DEBT INCLUDING SHARE OF JV’S	935,646	783,638	438,050	447,791	491,568	511,988	615,645	615,645	698,263	574,844	574,844
		SHARE OF INVESTMENT ENTITY DEBT	(90,766)	(86,588)	(87,704)	(87,577)	(92,296)	(100,230)	(101,085)	(101,085)	(100,803)	(104,182)	(104,182)

		ADJUSTED DEBT	844,880	697,050	350,346	360,214	399,272	411,758	514,560	514,560	597,460	470,662	470,662

		RECOURSE DEBT	160,443	20,697	50,238	60,911	100,251	113,351	196,824	196,824	279,577	174,552	174,552
		NON-RECOURSE DEBT	684,437	676,353	305,677	299,303	299,021	298,407	317,736	317,736	317,883	296,110	296,110

		ADJUSTED DEBT	844,880	697,050	355,915	360,214	399,272	411,758	514,560	514,560	597,460	470,662	470,662

(B	)	CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
		CONSOLIDATED INTEREST EXPENSE	27,041	22,576	14,623	2,781	2,103	1,675	2,535	9,094	3,613	4,880	8,493
		DISCONTINUED OPERATIONS INTEREST EXPENSE	10,382	9,459	5,870	0	0	0	0	0	0	0	0
		SHARE OF JOINT VENTURE INTEREST EXPENSE	13,208	13,739	11,163	708	705	703	698	2,814	834	701	1,535

		CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S)	50,631	45,774	31,656	3,489	2,808	2,378	3,233	11,908	4,447	5,581	10,028

(C	)	FIXED CHARGES:
		CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV’S)	50,631	45,774	31,656	3,489	2,808	2,378	3,233	11,908	4,447	5,581	10,028
		LESS INVESTMENT ENTITY DEBT INTEREST EXPENSE	0	0	(124)	(61)	(60)	(60)	(59)	(240)	(59)	(58)	(117)
		PRINCIPAL PAYMENTS:
		CONSOLIDATED	7,632	6,862	6,560	1,344	1,244	1,384	1,389	5,361	1,282	1,192	2,474
		SHARE OF JOINT VENTURES	6,140	6,345	5,257	299	189	278	2,027	2,793	1,594	1,237	2,831
		GROUND LEASE PAYMENTS:
		CONSOLIDATED	839	587	493	153	181	167	170	671	176	175	351
		SHARE OF JOINT VENTURES	12	12	12	3	3	3	3	12	3	3	6

		TOTAL FIXED CHARGES (excluding Preferred Dividends)	65,254	59,580	43,854	5,227	4,365	4,150	6,763	20,505	7,443	8,130	15,573
		PREFERRED STOCK DIVIDENDS	0	3,358	8,042	3,813	3,812	3,812	3,813	15,250	3,813	3,812	7,625

		TOTAL FIXED CHARGES (including Preferred Dividends)	65,254	62,938	51,896	9,040	8,177	7,962	10,576	35,755	11,256	11,942	23,198

(D	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
		RENTAL PROPERTY REVENUES	96,674	99,332	98,754	23,750	24,252	24,509	27,244	99,755	28,444	29,798	58,242
		RENTAL PROPERTY OPERATING EXPENSES	(30,613)	(32,674)	(33,814)	(9,112)	(9,723)	(9,978)	(11,192)	(40,005)	(11,028)	(11,746)	(22,774)

		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	66,061	66,658	64,940	14,638	14,529	14,531	16,052	59,750	17,416	18,052	35,468

(E	)	INCOME FROM DISCONTINUED OPERATIONS:
		RENTAL PROPERTY REVENUES	71,382	67,462	23,688	77	209	486	7	779	0	0	0
		RENTAL PROPERTY OPERATING EXPENSES	(18,523)	(14,821)	(7,928)	(19)	(28)	(9)	(5)	(61)	0	0	0

		TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	52,859	52,641	15,760	58	181	477	2	718	0	0	0
		INTEREST EXPENSE	(10,382)	(9,459)	(5,870)	0	0	0	0	0	0	0	0
		MINORITY INTEREST EXPENSE	(1,710)	(624)	0	0	0	0	0	0	0	0	0
		MARK-TO-MARKET DEBT ADJUSTMENT	0	0	(605)	0	0	0	0	0	0	0	0
		PROVISION FOR INCOME TAXES	(139)	0	0	17	(41)	(102)	0	(126)	0	0	0

		FUNDS FROM OPERATIONS	40,628	42,558	9,285	75	140	375	2	592	0	0	0

		DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(18,085)	(14,678)	(5,298)	(37)	(31)	0	0	(68)	0	0	0

		INCOME FROM DISCONTINUED OPERATIONS	22,543	27,880	3,987	38	109	375	2	524	0	0	0

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 YTD
(F	)	SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY	56,435	57,219	49,009	6,257	6,345	6,105	6,130	24,837	6,036	6,136	12,172
		INTEREST EXPENSE	(13,208)	(13,739)	(11,028)	(670)	(666)	(665)	(661)	(2,662)	(659)	(664)	(1,323)
		LOSS ON EXTINGUISHMENT OF DEBT	0	0	(3,250)	0	0	0	0	0	0	0	0
		OTHER, NET	43	230	791	(28)	(60)	289	5,193	5,394	56	(18)	38
		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(9)	(34)	(35)	(4)	(4)	(4)	(4)	(16)	(4)	(4)	(8)
		IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY — JOINT VENTURE	0	(1,536)	(209)	0	0	0	0	0	0	0	0

		FUNDS FROM OPERATIONS, EXCLUDING RESIDENTIAL LOT AND TRACT SALES, NET OF COS	43,261	42,140	35,278	5,555	5,615	5,725	10,658	27,553	5,429	5,450	10,879

		MULTI-FAMILY FFO	0	0	0	0	514	0	6,668	7,182	1,797	2,629	4,426
		RESIDENTIAL LOT AND TRACT FFO	1,949	3,744	8,830	1,749	1,796	4,691	4,891	13,127	5,902	2,336	8,238

		FUNDS FROM OPERATIONS	45,210	45,884	44,108	7,304	7,925	10,416	22,217	47,862	13,128	10,415	23,543

		DEPRECIATION & AMORTIZATION OF REAL ESTATE	(18,540)	(21,265)	(15,880)	(2,477)	(2,281)	(2,041)	(2,043)	(8,842)	(2,058)	(2,012)	(4,070)

		GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	176,265	348	(36)	1,633	(10)	1,935	1,053	1	1,054

		NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	26,670	24,619	204,493	5,175	5,608	10,008	20,164	40,955	12,123	8,404	20,527

(G	)	CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:

		RESIDENTIAL LOT AND OUTPARCEL SALES — WHOLLY OWNED:
		OUTPARCEL SALES	547	600	1,400	0	0	7,004	0	7,004	0	382	382
		LOT SALES	8,579	12,345	15,300	1,611	4,449	3,942	4,927	14,929	4,505	2,747	7,252

		TOTAL RESIDENTIAL AND OUTPARCEL SALES	9,126	12,945	16,700	1,611	4,449	10,946	4,927	21,933	4,505	3,129	7,634

		RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — WHOLLY-OWNED:
		OUTPARCEL COST OF SALES	352	480	929	0	0	5,623	14	5,637	0	320	320
		LOT COST OF SALES	6,957	9,542	11,078	1,119	3,023	2,727	3,898	10,767	3,203	1,978	5,181

		TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	7,309	10,022	12,007	1,119	3,023	8,350	3,912	16,404	3,203	2,298	5,501

		TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	2,143	7,270	29,627	6,766	5,512	732	2,473	15,483	740	(5)	735

		OUTPARCEL SALES, TRACT SALES AND RESIDENTIAL LOT SALES, NET -WHOLLY OWNED	3,960	10,193	34,320	7,258	6,938	3,328	3,488	21,012	2,042	826	2,868

		SUMMARY:
		OUTPARCEL SALES NET OF COS — WHOLLY OWNED	195	120	471	0	0	1,381	(14)	1,367	0	62	62
		TRACT SALES NET OF COS — WHOLLY OWNED	2,143	7,270	29,627	6,766	5,512	732	2,473	15,483	740	(5)	735
		LOT SALES NET OF COS — WHOLLY OWNED	1,622	2,803	4,222	492	1,426	1,215	1,029	4,162	1,302	769	2,071

		TOTAL WHOLLY OWNED SALES, NET	3,960	10,193	34,320	7,258	6,938	3,328	3,488	21,012	2,042	826	2,868

		SHARE OF UNCONSOLIDATED JOINT VENTURES RESIDENTIAL
		LOT AND TRACT SALES AND COST OF SALES:
		RESIDENTIAL LOT AND TRACT SALES — JOINT VENTURES:
		LOT SALES	5,922	12,581	32,116	9,413	8,713	10,857	12,249	41,232	11,029	8,592	19,621
		TRACT SALES	1,309	538	3,434	113	5	2,272	3,828	6,218	10,439	376	10,815

		TOTAL RESIDENTIAL LOT AND TRACT SALES	7,231	13,119	35,550	9,526	8,718	13,129	16,077	47,450	21,468	8,968	30,436

		RESIDENTIAL LOT AND TRACT COST OF SALES — JOINT VENTURES:
		LOT COST OF SALES	4,519	9,151	25,123	7,434	6,854	7,500	8,965	30,753	8,940	6,518	15,458
		TRACT COST OF SALES	638	66	1,236	31	6	755	2,036	2,828	6,275	82	6,357

		TOTAL RESIDENTIAL LOT AND TRACT COST OF SALES	5,157	9,217	26,359	7,465	6,860	8,255	11,001	33,581	15,215	6,600	21,815

		RESIDENTIAL LOT SALES AND TRACT SALES, NET -JOINT VENTURES	2,074	3,902	9,191	2,061	1,858	4,874	5,076	13,869	6,253	2,368	8,621

		SHARE OF UNCONSOLIDATED JOINT VENTURES:
		LOT SALES LESS COST OF SALES	1,403	3,430	6,993	1,979	1,859	3,357	3,284	10,479	2,089	2,074	4,163
		TRACT SALES LESS COST OF SALES	671	472	2,198	82	(1)	1,517	1,792	3,390	4,164	294	4,458
		INTEREST EXPENSE	0	0	(135)	(38)	(39)	(38)	(37)	(152)	(175)	(37)	(212)
		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(62)	0	0	0	(62)	0	0	0
		OTHER — JOINT VENTURE	(125)	(158)	(226)	(212)	(23)	(145)	(148)	(528)	(176)	5	(171)

		RESIDENTIAL LOT AND TRACT SALES, NET — SHARE OF JOINT VENTURES	1,949	3,744	8,830	1,749	1,796	4,691	4,891	13,127	5,902	2,336	8,238

		TOTAL RESIDENTIAL, OUTPARCEL AND TRACT FFO	5,909	13,937	43,150	9,007	8,734	8,019	8,379	34,139	7,944	3,162	11,106

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 YTD
(H	)	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
		TOTAL BY TYPE:
		SECOND GENERATION LEASING RELATED COSTS	11,804	13,347	19,210	2,143	1,223	2,182	2,874	8,422	2,846	4,965	7,811
		SECOND GENERATION BUILDING IMPROVEMENTS	1,184	1,160	48	64	98	382	473	1,017	312	155	467

			12,988	14,507	19,258	2,207	1,321	2,564	3,347	9,439	3,158	5,120	8,278

		TOTAL BY SEGMENT:
		OFFICE:
		SECOND GENERATION LEASING RELATED COSTS	11,348	12,357	18,882	2,073	1,125	2,043	2,579	7,820	2,206	2,608	4,814
		SECOND GENERATION BUILDING IMPROVEMENTS	888	938	(30)	64	98	380	473	1,015	312	155	467

			12,236	13,295	18,852	2,137	1,223	2,423	3,052	8,835	2,518	2,763	5,281

		RETAIL:
		SECOND GENERATION LEASING RELATED COSTS	456	992	328	70	98	139	295	602	640	2,357	2,997
		SECOND GENERATION BUILDING IMPROVEMENTS	296	220	78	0	0	2	0	2	0	0	0

			752	1,212	406	70	98	141	295	604	640	2,357	2,997

		TOTAL 2ND GENERATION TI & LEASING & BUILDING CAPEX	12,988	14,507	19,258	2,207	1,321	2,564	3,347	9,439	3,158	5,120	8,278

(I	)	DEPRECIATION AND AMORTIZATION:
		REAL ESTATE RELATED:
		CONSOLIDATED	34,154	36,966	34,579	8,694	8,837	7,842	8,194	33,567	10,002	12,821	22,823
		DISCONTINUED OPERATIONS	18,085	14,678	5,298	37	31	0	0	68	0	0	0

			52,239	51,644	39,877	8,731	8,868	7,842	8,194	33,635	10,002	12,821	22,823
		SHARE OF JOINT VENTURES	18,540	21,265	15,880	2,477	2,281	2,041	2,043	8,842	2,058	2,012	4,070

		TOTAL REAL ESTATE RELATED	70,779	72,909	55,757	11,208	11,149	9,883	10,237	42,477	12,060	14,833	26,893

		NON-REAL ESTATE RELATED:
		CONSOLIDATED	2,148	2,511	2,652	678	686	730	857	2,951	821	868	1,689
		DISCONTINUED OPERATIONS	0	0	0	0	0	0	0	0	0	0	0

			2,148	2,511	2,652	678	686	730	857	2,951	821	868	1,689
		SHARE OF JOINT VENTURES	9	34	35	66	4	4	4	78	4	4	8

		TOTAL NON-REAL ESTATE RELATED	2,157	2,545	2,687	744	690	734	861	3,029	825	872	1,697

		TOTAL DEPRECIATION AND AMORTIZATION	72,936	75,454	58,444	11,952	11,839	10,617	11,098	45,506	12,885	15,705	28,590

		SUMMARY:
		CONSOLIDATED	36,302	39,477	37,231	9,372	9,523	8,572	9,051	36,518	10,823	13,689	24,512
		DISCONTINUED OPERATIONS	18,085	14,678	5,298	37	31	0	0	68	0	0	0

			54,387	54,155	42,529	9,409	9,554	8,572	9,051	36,586	10,823	13,689	24,512
		SHARE OF JOINT VENTURES	18,549	21,299	15,915	2,543	2,285	2,045	2,047	8,920	2,062	2,016	4,078

		TOTAL DEPRECIATION AND AMORTIZATION	72,936	75,454	58,444	11,952	11,839	10,617	11,098	45,506	12,885	15,705	28,590
		MINORITY INTEREST’S SHARE OF DEPRECIATION AND AMORTIZATION	0	0	0	0	0	0	0	0	0	0	0

		TOTAL DEPRECIATION & AMORTIZATION, NET OF MINORITY INTERESTS’ SHARE	72,936	75,454	58,444	11,952	11,839	10,617	11,098	45,506	12,885	15,705	28,590

		SUMMARY BY TYPE:
		REAL ESTATE RELATED:
		BUILDING (INCLUDING TENANT FIRST GENERATION):
		CONSOLIDATED	49,913	48,627	37,241	7,934	8,160	7,102	7,624	30,820	9,149	11,915	21,064
		SHARE OF JOINT VENTURES	17,762	19,709	13,629	2,154	1,957	1,717	1,717	7,545	1,730	1,660	3,390

			67,675	68,336	50,870	10,088	10,117	8,819	9,341	38,365	10,879	13,575	24,454

		TENANT SECOND GENERATION:
		CONSOLIDATED	2,326	3,017	2,636	797	708	740	571	2,816	853	906	1,759
		SHARE OF JOINT VENTURES	778	1,556	2,251	323	324	324	325	1,296	328	352	680

			3,104	4,573	4,887	1,120	1,032	1,064	896	4,112	1,181	1,258	2,439

		TOTAL REAL ESTATE RELATED	70,779	72,909	55,757	11,208	11,149	9,883	10,237	42,477	12,060	14,833	26,893

		NON-REAL ESTATE RELATED:
		FURNITURE, FIXTURES AND EQUIPMENT:
		CONSOLIDATED	2,122	2,485	2,647	674	682	726	852	2,934	816	863	1,679
		SHARE OF JOINT VENTURES	9	34	35	66	4	4	4	78	4	4	8

			2,131	2,519	2,682	740	686	730	856	3,012	820	867	1,687

		GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
		CONSOLIDATED	26	26	5	4	4	4	5	17	5	5	10
		SHARE OF JOINT VENTURES	0	0	0	0	0	0	0	0	0	0	0

			26	26	5	4	4	4	5	17	5	5	10

		TOTAL NON-REAL ESTATE RELATED	2,157	2,545	2,687	744	690	734	861	3,029	825	872	1,697

		TOTAL DEPRECIATION & AMORTIZATION	72,936	75,454	58,444	11,952	11,839	10,617	11,098	45,506	12,885	15,705	28,590

COUSINS PROPERTIES INCORPORATED
RECONCILATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 YTD

(J	)	CONSOLIDATED MULTI-FAMILY SALES AND COST OF SALES:
		MULTI-FAMILY SALES — CONSOLIDATED:
		MULTI-FAMILY SALES	0	0	0	0	0	4,986	6,247	11,233	6,579	15,136	21,715
		MULTI-FAMILY COST OF SALES	0	0	0	0	0	(4,274)	(5,131)	(9,405)	(5,358)	(12,377)	(17,735)

		MULTI-FAMILY SALES — CONSOLIDATED, NET	0	0	0	0	0	712	1,116	1,828	1,221	2,759	3,980

		MULTI-FAMILY SALES — JOINT VENTURES:
		MULTI-FAMILY SALES	0	0	0	0	2,086	0	24,194	26,280	6,955	10,050	17,005
		MULTI-FAMILY COST OF SALES	0	0	0	0	(1,572)	0	(17,526)	(19,098)	(5,158)	(7,421)	(12,579)

		MULTI-FAMILY SALES — SHARE OF JOINT VENTURES, NET	0	0	0	0	514	0	6,668	7,182	1,797	2,629	4,426
		TOTAL MULTI-FAMILY FFO	0	0	0	0	514	712	7,784	9,010	3,018	5,388	8,406

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Second Quarter 2006 Compared to First Quarter 2006
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	1Q 2006	2Q 2006	% Change	1Q 2006	2Q 2006	% Change	1Q 2006	2Q 2006	% Change	1Q 2006	2Q 2006	1Q 2006	2Q 2006
ADJUSTED RENTAL PROPERTY REVENUES (1)	38,182	39,059		12,689	12,957		50,871	52,016		3,349	4,357	54,220	56,373
RENTAL PROPERTY OPERATING EXPENSES	12,062	13,266		3,386	3,420		15,448	16,686		1,346	1,466	16,794	18,152

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$26,120	$25,793	-1.3%	$9,303	$9,537	2.5%	$35,423	$35,330	-0.3%	$2,003	$2,891	$37,426	$38,221

ADJUSTED RENTAL PROPERTY REVENUES (1)	$38,182	$39,059		$12,689	$12,957		$50,871	$52,016		$3,349	$4,357	$54,220	$56,373
Less: STRAIGHT-LINE RENTS	897	650		45	202		942	852		216	195	1,158	1,047
AMORTIZATION OF LEASE INDUCEMENTS	(79)	(80)		(15)	(15)		(94)	(95)		0	0	(94)	(95)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(152)	(129)		0	0		(152)	(129)		0	0	(152)	(129)

CASH BASIS RENTAL PROPERTY REVENUES (2)	37,516	38,618		12,659	12,770		50,175	51,388		3,133	4,162	53,303	55,550
RENTAL PROPERTY OPERATING EXPENSES	12,062	13,266		3,386	3,420		15,448	16,686		1,346	1,466	16,794	18,152

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$25,454	$25,352	-0.4%	$9,273	$9,350	0.8%	$34,727	$34,702	-0.1%	$1,787	$2,696	$36,514	$37,398

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$38,182	$39,059		$12,689	$12,957		$50,871	$52,016		$3,349	$4,357	$54,220	$56,373
RENTAL PROPERTY OPERATING EXPENSES	12,062	13,266		3,386	3,420		15,448	16,686		1,346	1,466	16,794	18,152

	$26,120	$25,793		$9,303	$9,537		$35,423	$35,330		$2,003	$2,891	$37,426	$38,221

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)												$17,416	$18,052
DISCONTINUED OPERATIONS (4)												0	0
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)												6,036	6,211
PARTNERS SHARE OF UNCONSOLIDATED JVs (6)												13,974	13,958

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$37,426	$38,221

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and its unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

(6)	Same property information, including joint venture properties, are shown at 100%. The Joint Venture partners share of unconsolidated JV’s must be added to back to the amounts presented on the income statement in order to reconcile to same property information presented above.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Six Months 2006 Compared to Six Months 2005
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	6M 2005	6M 2006	% Change	6M 2005	6M 2006	% Change	6M 2005	6M 2006	% Change	6M 2005	6M 2006	6M 2005	6M 2006
ADJUSTED RENTAL PROPERTY REVENUES (1)	72,457	76,781		22,387	22,319		94,844	99,100		8,593	11,493	103,437	110,593
RENTAL PROPERTY OPERATING EXPENSES	22,493	25,325		5,888	5,537		28,381	30,862		4,004	4,084	32,385	34,946

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$49,964	$51,456	3.0%	$16,499	$16,782	1.7%	$66,463	$68,238	2.7%	$4,589	$7,409	$71,052	$75,647

ADJUSTED RENTAL PROPERTY REVENUES (1)	$72,457	$76,781		$22,387	$22,319		$94,844	$99,100		$8,593	$11,493	$103,437	$110,593
Less: STRAIGHT-LINE RENTS	1,771	1,501		129	68		1,900	1,569		(56)	636	1,844	2,205
AMORTIZATION OF LEASE INDUCEMENTS	(143)	(159)		0	(30)		(143)	(189)		0	0	(143)	(189)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(394)	(281)		0	0		(394)	(281)		0	0	(394)	(281)

CASH BASIS RENTAL PROPERTY REVENUES (2)	71,223	75,720		22,258	22,281		93,481	98,001		8,649	10,857	102,130	108,858

RENTAL PROPERTY OPERATING EXPENSES	22,493	25,325		5,888	5,537		28,381	30,862		4,004	4,084	32,385	34,946

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$48,730	$50,395	3.4%	$16,370	$16,744	2.3%	$65,100	$67,139	3.1%	$4,645	$6,773	$69,745	$73,912

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$72,457	$76,781		$22,387	$22,319		$94,844	$99,100		$8,593	$11,493	$103,437	$110,593
RENTAL PROPERTY OPERATING EXPENSES	22,493	25,325		5,888	5,537		28,381	30,862		4,004	4,084	32,385	34,946

	$49,964	$51,456		$16,499	$16,782		$66,463	$68,238		$4,589	$7,409	$71,052	$75,647

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)												$29,167	$35,468
DISCONTINUED OPERATIONS (4)												239	0
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)												12,602	12,247
PARTNERS SHARE OF UNCONSOLIDATED JVs (6)												29,044	27,932

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$71,052	$75,647

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and its unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line ren

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

(6)	Same property information, including joint venture properties, are shown at 100%. The Joint Venture partners share of unconsolidated JV’s must be added to back to the amounts presented on the income statement in order to reconcile to same property information presented above.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s Web site, www.cousinsproperties.com.
     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors, and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.
     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Investment Entities. Investment Entities are unconsolidated joint ventures where the Company has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and the Company is not the managing member of the venture. Investment Entities are not included in any of the financial covenant calculations in the Company’s credit facility. A significant component of Investment Entity debt is the debt of Gateway Village. This debt is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. Adjusted Debt is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.
     “Fixed Charge Coverage Ratio” is defined as FFO plus those fixed charges which have been expensed in calculating FFO (“FFO Plus Fixed Charges”), divided by fixed charges. Fixed charges is the sum of interest expense, principal amortization under mortgage notes payable, ground lease rental payments and preferred stock dividends. Fixed charges include the Company’s share of fixed charges for unconsolidated joint ventures, with Investment Entity expenses excluded, as discussed above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt or capital.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. For periods other than 2005, the Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. For the 2005 periods, the Company modified its NAREIT defined calculations of FFO to include $5.0 million in income from a real estate venture related to the sale of real estate. The Company included this amount in FFO because, based on the nature of the investment, the Company believes that, for FFO purposes, this income should not be considered gain on the sale of depreciable property.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.
     “Funds From Operations, Excluding Loss on Extinguishment of Debt” is FFO adjusted to exclude loss on extinguishment of debt, which the Company is presenting in the second quarter of 2006 in addition to NAREIT-defined FFO. The Company contributed The Avenue East Cobb to CP Venture Five, LLC, one of the ventures formed with the Prudential Insurance Company of America. The Avenue East Cobb was encumbered by a mortgage note payable, which was marked-to-market upon contribution to the venture. NAREIT-defined FFO includes the mark-to-market loss adjustment of debt in the FFO calculation. The Company views the mark-to-market debt loss as a component of the transaction and therefore should be excluded from the FFO calculation. The Company believes that all amounts related to the venture formation, which was accounted for as a sale of property under SFAS No. 66, should be excluded from FFO to provide

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
the user with a clearer picture of ongoing funds from operations.
     “Interest Expense Coverage Ratio” is defined as the ratio of FFO plus consolidated interest expense (“FFO Before Interest”) divided by consolidated interest expense. Consolidated interest expense is the sum of the Company’s interest expense plus its share of interest expense for unconsolidated joint ventures. The Company’s share of interest expense for Investment Entities has been excluded in accordance with the discussion under “Adjusted Debt” above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.
     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Same-Property Growth” represents the percentage change in Adjusted Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Adjusted Rental Property Revenues is defined as rental property revenues, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.
     “Value Creation” is defined as the value or sales price of a property less any applicable closing costs and less the GAAP cost of the property before deducting accumulated depreciation and excluding any straight-line rent receivable, all as of the measurement date. Where the ownership entity is a venture, the Company’s share of these items is used in these calculations. Value Creation is useful in determining the economic gain or loss inherent in a property. For example, to the extent that GAAP depreciation is recorded against an asset

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     when the asset has in fact appreciated, it is helpful to eliminate this portion of the GAAP gain in order to reflect the true economic gain. As such, Value Creation is useful to investors as a measure of a company’s ability to create value by developing or acquiring an investment which has a fair market value in excess of the cost incurred by the company to create the investment. Company management considers Value Creation a key objective and core competency of the Company and uses this as an additional measure in assessing performance of the Company and its officers and employees.